UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04193

RSI Retirement Trust
(Exact name of registrant as specified in charter)

150 East 42nd Street New York, NY			10017
(Address of principal executive offices)			(Zip code)

150 East 42nd Street New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-772-3615

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

RSI Retirement Trust

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

September 30, 2007

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

RSI Retirement Trust

is a registered trademark of Retirement System Group Inc. Any opinions or projections in this report are subject to change without notice and are not intended as individual investment advice. The information contained herein shall not be construed to be or constitute an offer or solicitation of an offer to buy units in the RSI Retirement Trust ("Trust"). Sales of units in the Trust may be made only in those states where such units are exempt from registration or have been qualified for sale. Total returns are based on historical results and are not intended to indicate future performance. Investment return and unit net asset value will fluctuate so that units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance or to obtain a prospectus, visit www.rsgroup.com, or call 1-800-772-3615. This material must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE TO FELLOW UNITHOLDERS

Dear Unitholders:

The investment program of the RSI Retirement Trust, which began operations in its current incarnation in 1982, reached a significant milestone during the fiscal year, the quarter-century mark. As we close the 2007 fiscal year, and look ahead, I think it would prove informative to our current investors to take a brief look back over the past twenty-five years.

The original investment program, known as Savings Banks Retirement System, was established in 1941 under the governance of a board of trustees as a non-profit, tax-exempt pension trust to provide pension services to mutual savings banks of New York. The pension trust was restructured in 1984 as a registered investment company, also known as a series mutual fund, under the Investment Company Act of 1940 and was renamed Retirement System for Savings Institutions. In 1990, it was again renamed, to RSI Retirement Trust (the "Trust"), as it is currently known. The Trust remained as a tax-exempt pension trust and a registered investment company governed by its Board of Trustees (the "Trustees").

The Trust's initial investment program, comprised of eight mutual fund portfolios, as conceived in 1982, was developed as a vehicle primarily for the funding of defined benefit pension plans. It expanded in the 1980's to encompass multiple investment programs, including investment services for another major type of employer-sponsored retirement savings vehicle, the defined contribution plan (e.g., 401(k) plans and their investors, also known as participants).

The investment components of the Trust have evolved over the past approximately twenty-five years, and are currently more diversified (by holdings, by manager, and by strategy) with more attention to risk than when incepted. Certainly, the technological tools now available to the sub-advisers to manage the portfolios, to the adviser, Retirement System Investors Inc. and the Trustees to evaluate the managers' performance and model and monitor the programs are more sophisticated and efficient, but the process of ongoing evaluation and oversight remains essentially intact. Further, the adviser and the Trustees work hand in hand, as they always have, to set investment policy, with a long-term view, at the portfolio, fund and program levels. This includes the establishment of asset allocation and rebalancing guidelines for the defined benefit investment program as dictated in the Trust's Statement of Investment Objectives and Guidelines.

During the course of the Trust's history, there were several relatively "normal" market cycles, a stock market crash (1987), a banking industry meltdown (Savings & Loan crisis of the late 1980's), two Gulf wars (1990, and the current Iraq War), the bursting of the dot com inspired technology bubble (the late 1990's), the events of September 11th and the subsequent recession, and most recently, the subprime mortgage market crisis. The Trustees and I believe that the Trust's disciplined approach has survived the test of time and the ups, and inevitable downs, of the financial markets. A given investment program is unlikely to beat its market index benchmarks throughout all market conditions, or rank among the top of its peer group quarter after quarter (nor is the Trust's investment programs designed to.) A sound, diversified program, however, should do so more often than not, and should certainly do so over the long-term.

In fact, the Trust's Defined Benefit Risk Category 2 Investment Program ("RC 2"), structured for investment by well-funded defined benefit plans (covering the overwhelming majority of the Trust's pension clients' plans) has turned in generally strong performance, over the short- and long-term. The Trust's RC 2 Program's equity component has an allocation target of 65% of assets (invested in the Trust's Core, Value, Emerging Growth and International Equity Funds) and an allocation target for the fixed-income segment of 35% (invested in the Actively Managed and Intermediate-Term Bond Funds). Due to generally solid performance on an absolute return basis of the Trust's underlying funds, particularly the equity funds and certainly the International Equity Fund, over the past fiscal year ended September 30, 2007, plans in RC2 easily ranked among the top of their peers in the Russell-Mellon Small Corporate ($20-$250 million in assets) Pension Plan Universe. In fact, over the short- and intermediate-term, RC2 easily surpassed, on a gross return basis, the actuarial annual return assumption of 8.0% commonly targeted by the Trust's defined benefit plans, and continued to close in on the target for the long-term period (ten years).

As we move forward into the Trust's twenty-sixth year, the programs will continue to be structured and managed according to the Statement of Investment Objectives and Guidelines (the "Statement"). The Statement sets forth investment policy as established by the Trustees in consultation with the adviser, Retirement System Investors, and provides a carefully considered and detailed plan for effectively supervising and monitoring the investment of the retirement assets of unitholders of the Trust. Under the current Statement, the Trustees;

▶  Establish funding policies and investment programs for the investment of certain tax-qualified pension plan assets,

▶  Provide asset allocation and rebalancing services to defined benefit plans that elect to give this discretion to the Trustees,

▶  Establish criteria for each investment portfolio to ensure that assets are managed in accordance with stated objectives, and

▶  Establish criteria to monitor and evaluate the performance results achieved by the Trust's sub-advisers.

This Annual Report goes into great detail regarding the strategy, performance, holdings and financial statements of each of the six investment funds that comprise the Trust. We hope that you find this information useful. Please feel free to contact me at (212) 503-0101 if you have any questions about this report or any aspect of RSI Retirement Trust. I thank all of my fellow unitholders for your continued support and the Trustees for their ongoing advice and support as well.

Sincerely,

William Dannecker
President
RSI Retirement Trust
November 2007

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW

EQUITY MARKET ENVIRONMENT

Global equity markets surged during the recently ended 2007 fiscal year (one-year ended September 30, 2007, "FY07") although there was significant interim volatility along the way. This marks the fifth consecutive fiscal year of double-digit returns for all of the broad market U.S. and non-U.S. equity benchmarks. Similar to FY06, the non-U.S. equity markets (in dollar terms), both developed and emerging, led the way in FY07 as the MSCI Emerging Markets Index ("EMI") jumped 58.6% and the MSCI EAFE Index ("EAFE") advanced 25.4%. Interestingly enough, EMI rose at an annualized rate of 39.1% for the trailing five-years ended September 30, while the next closest broad market benchmark return was EAFE, with a 24.1% average annual clip for the same period.

In the U.S., stocks of mid-sized companies (represented by the Russell Midcap Index) were the top performers with a 17.9% total return. Although the S&P 500 Index (representing the large capitalization ["large-cap"] U.S. stock market) was not too far behind with its 16.4% gain, the Russell 2000 Index of small-cap companies trailed meaningfully as it turned in a more mundane but strong 12.3% increase. The significant event in U.S. equity market returns for FY07 was the dominance of growth stocks. This, in fact, reversed a six-year trend during which value companies outperformed their growth counterparts. FY07 saw growth stocks significantly outpace value stocks, something the market has not experienced to this degree since the 1998 — 2000 period. For example, the Russell 1000 Growth Index beat the Russell 1000 Value Index by nearly 5.0% (19.4% vs. 14.5%). A similar relationship occurred in the mid- and small-cap spaces as well but the spread in returns between value and growth was even more pronounced.

Unquestionably, the biggest news driving the equity markets (and all of the capital markets for that matter) in FY07 was the significant slow-down in the housing market, the collapse of residential mortgage markets and the subsequent credit crunch. The confluence of these three intertwined events resulted in a considerable tightening of lending standards for both consumers and businesses by financial institutions. One of the major implications of this was to lessen the availability of financing to both consumers and businesses, potentially leading to a hefty slowdown in spending, and ultimately, adversely impacting Gross Domestic Product ("GDP"). To that end, the U.S. economy has been moderating while most non-U.S. economies have been growing at much healthier clips. This is one of the reasons that the U.S. dollar has depreciated so much relative to other currencies; in turn, this will lead to higher import prices and potentially increased domestic inflation in the near future. In fact, in part to head off the latter and to support economic growth, the U.S. Federal Reserve Bank (the "Fed") began lowering interest rates toward the end of FY07 and into early FY08.

Retirement System Investors Inc. ("RSI"), investment adviser to the Trust, believes at this time as much as ever, that investors need to take a long-term and patient approach to investing in the equity markets given the additional volatility expected for FY08 and beyond. We expect volatility to continue for a number of reasons, including the potential ramifications stemming from the uncertainty caused by the residential mortgage mess (we expect more fallout as the story unfolds), the weakening U.S. dollar (and potential inflationary impact) and the expected slowdown in consumer spending and subsequent reduction in GDP growth.

The bottom line is we look for non-U.S. equity markets to continue their dominance over U.S. equities as foreign economies, in general, continue to be stronger and grow much more steadily, thereby fueling corporate profits and attracting capital inflows that should prop-up their stock markets. As for the U.S. equity market, we expect large-cap global companies with exposure to overseas markets and economies to lead the market in FY08; especially since those more impacted by the expected slowing U.S. economy (i.e., small- and midcap companies) should have a tough go of it in FY08.

RSI RETIREMENT TRUST CORE EQUITY FUND

The Core Equity Fund seeks long-term capital appreciation. The fund invests in stocks of a broadly diversified group of high quality, medium-to large-sized companies with attractive valuations and earnings growth potential, and equity securities included in the S&P 500 Index. Under sub-advisory agreements with the investment adviser RSI, RCM Capital Management LLC ("RCM") manages approximately sixty percent of the assets of the fund, while Northern Trust Investments, N.A. ("Northern Trust") manages approximately forty percent.

For the one-year period ending September 30, 2007, the Core Equity Fund marginally outperformed its market benchmark index, the S&P 500 Index, but trailed its style benchmark index, the Russell 1000 Growth Index. Additionally, the fund also lagged its average large-cap growth fund peer (as measured by the fund's Lipper category average) for the same period (see data in table below.)

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

DIVERSIFICATION BY SECTOR1 - CORE EQUITY FUND

PORTFOLIO COMMENTARY - CORE EQUITY FUND

RCM

RCM uses a fundamentally based research process to uncover high quality growth companies and seeks to invest in these companies at valuations appropriate to their growth prospects.

Describe the investment environment during the 2007 fiscal year (one-year ended September 30, 2007.)

The one-year period ended September 30, 2007 was characterized by increasing equity market volatility and frequent shifts in investor sentiment. Returns for large-cap growth investors were nevertheless very good. As the year came to a close, on September 18 the Fed cut its target Fed Funds rate by 50 basis points (0.50%). This marked the first easing since June 2003. Equity markets rallied strongly on the news, providing the S&P 500 Index with its best one-day return since January 2003. While widely considered good news for stocks, the need for a rate cut highlighted questions about prospects for economic growth.

The performance disparity between small- and large-cap stocks was relatively tight in 2006, although the disparity between value and growth styles remained substantial. Over the first nine months of 2007 however, growth increasingly took the performance lead over value styles, and large-caps captured the performance lead over smaller stocks. During the Trust's fiscal year ending September 30, 2007, large-cap growth stocks were one of the best performing segments of the U.S. market.

Equities gained ground in the final calendar quarter of 2006 (first quarter of fiscal year 2007) and continued to rally into 2007. The S&P 500 Index appeared set to record a ninth consecutive month of gains heading into the last week of February. However, U.S. stocks faced their first major correction in several months on February 27, 2007. Concerns surrounding global growth led to a rapid, broad-based correction in global equity markets and a spike upward in volatility. Most world equity markets lost 2.0 to 3.0%, reversing a portion of their advance since mid-2006.

The selling wave was initially sparked by a fall of 9.0% in the Chinese stock market, whose investor base is largely domestic and retail in nature. Chinese shares had doubled in the prior twelve months, and the fall was triggered by concerns about government actions expected to reduce rampant speculation and to address illegal share offerings. Despite this correction, the S&P 500 quickly reversed course and finished the quarter marginally (0.6%) higher. Subprime woes continued to make

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

headlines and lending standards tightened as mortgage default rates rose. China's equity market corrected by 8.0% in a single day in June, but unlike the first quarter correction, this did not infect global markets.

Major U.S. equity indices peaked in late July (the S&P 500 set a new record high on July 19) although concerns surrounding securitized subprime mortgages and losses at hedge funds sent stocks sharply lower over the subsequent four weeks. By mid-August, the S&P had lost 11.7% from its peak. The U.S. housing market was the center of economic weakness. Stocks with earnings exposed to residential real estate, such as homebuilding stocks, mortgage finance companies and home improvement retailers, lost ground. However, in general, stocks with earnings linked to global end markets generally outperformed as the market reversed course again to recoup all of that ground and more and to finish the final quarter of the fiscal year in positive territory. Large-cap stocks handily outperformed small-cap stocks, and growth outpaced value across the market capitalization spectrum.

How did RCM's portfolio of the Core Equity Fund perform during the past year and what were the key factors that helped or hurt performance?

The RCM-managed portfolio significantly outpaced (on a gross return basis) the return achieved by its market benchmark, the S&P 500 Index, over the year, and posted gains comparable to that of its secondary benchmark, the Russell 1000 Growth Index, over the same period. Performance was helped most by an underweight allocation to the Financials sector, an overweight in Information Technology including strong performing stock picks within the sector, such as Apple Computer Inc., which doubled over the period, and strong stock selection in Industrials. Conversely, the portfolio's Consumer Discretionary stocks were relatively weak performers and held back returns. Additionally, the Energy sector (up 43.1% in the index) was the top-performing sector in the S&P 500 over the year, and as a group, the Energy stocks held in the portfolio outperformed those in the index. The secular case for higher oil prices was compelling, given tight supply and growing global demand. Within the sector RCM favored the internationally levered oil service companies given their multi-year growth prospects.

Please cite one or more company-specific examples.

As during the prior fiscal year, Apple Computer Inc. was again one of the largest contributors to active returns over the year, benefiting from strong demand for its Mac PCs and new product introductions. The company continues to set itself apart with innovative designs throughout its entire product offering and most recently, Apple expanded into the handset market with the iPhone. RCM remains positive on the fundamentals of the stock, as it remains one of the best ways to play the ongoing digitization of entertainment content (music, photos, and video).

Schlumberger Ltd. and Weatherford International, Inc. were both strong contributors to returns. Weatherford International, Inc. is positioned to benefit from the strong trends overseas and has a superior growth rate versus its peers; its product mix is more leveraged toward high-tech, high growth products and the company is taking market share in a number of product lines.

A recent initial purchase of Research In Motion Ltd. was timely as the stock's recent gains made it a substantial contributor to outperformance for the full year. The company provides wireless connectivity to e-mail and other applications like voice through its BlackBerry devices (generically known as Smartphones). The company has demonstrated that it can compete effectively in the professional consumer market by designing new products, and should benefit from a favorable outlook for Smartphone sales in 2007 and 2008.

In the Consumer Discretionary sector, holdings in J.C. Penney, Inc. and Macy's Inc. (formerly Federated Department Stores) were among the top detractors from returns. Both stocks gave back some of their strong gains realized during the first two quarters of the fiscal year. Weakness in both stocks was caused by signs of a softer than expected consumer spending environment.

How did the portfolio perform during the most recent, particularly volatile period over the last several months of the fiscal year ended September 30, 2007?

In general, the companies in RCM's investment universe performed relatively well over the last several months. Large-cap growth stocks have been just about the best performing segment of U.S. equity markets over this volatile period, and on a gross return basis, the portfolio significantly outperformed the S&P 500 in each of the last three months, including July's down market.

RCM expects volatile market conditions likely to continue. The pace of mergers and acquisitions transactions will slow, but higher rated borrowers should still be able to access credit. We expect large-cap growth companies with sound fundamentals to attract more investors over time.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Risk appetites, as we have noted, have been very high this year. A transition to a more normal risk pricing environment and an end to egregious lending practices would be favorable developments. Such a transition, if it is not accompanied by too many dislocations, might actually serve to prolong the current economic expansion.

What is your outlook and strategy for the coming year, and how is the portfolio currently positioned?

In closing, RCM expects that choppy market conditions may persist for some time. Investors have begun to retreat from some of the riskier areas of the market. The portfolio has benefited from RCM's emphasis on higher quality, large-cap stocks with durable growth traits. The near term outlook for large-cap growth remains favorable, supported by increased monetary stimulus, reasonable valuations and healthy fundamentals in many growth sectors.

Our longer term concerns focus on housing and employment, and their ultimate impact on the U.S. consumer and corporate profits. To date, employment has held up reasonably well outside of the housing and mortgage finance related areas. Thus far, international growth appears to be strong despite a slowdown in growth in the U.S. RCM's research group is working closely with its fundamental analysts and portfolio managers to monitor changes in consumer spending patterns and to identify those stocks that are most likely to be impacted.

The portfolio's expected earnings growth rates remain substantially higher than those of the primary benchmark, the S&P 500 Index, and stronger than the growth rates for the Russell 1000 Growth Index as well. We believe that the portfolio holds companies with solid earnings growth prospects that can do well in a range of possible environments.

Northern Trust

Northern Trust uses an index approach, seeking to track the performance of the portfolio's broad market benchmark, the S&P 500 Index. Using a replication strategy, the manager selects securities based upon their inclusion in the index, and purchases them in approximately the same weightings.

Describe the investment environment during the 2007 fiscal year (one-year ended September 30, 2007.)

During the period stocks of large-sized companies, as represented by the S&P 500 Index, returned 16.4%. These large-cap stocks underperformed midcap stocks, as measured by the S&P Midcap 400 Index, which returned a very strong 18.8%, but outperformed small-caps, as measured by the Russell 2000 Index, which returned 12.3%.

The major event impacting the U.S. economy was the subprime mortgage lending crisis which agitated the global credit markets and affected investor confidence and risk appetites. In late July and mid-August 2007, stocks fell as a number of hedge funds and other financial institutions around the world reported losses from investments in structured bonds, credit securities, and quantitative strategies.

How did Northern Trust's portfolio within the Core Equity Fund perform during the past year and what were the key factors that impacted performance?

As the portfolio seeks to track the S&P 500 Index, its total return essentially rose and fell with the index. During the year, Energy was the best performing sector in the S&P 500, returning 43.1%. Other sectors performing solidly were Industrials, with a weight of 11.5% in the index and returning 24.4%, and Information Technology, with a weight of 16.2% and returning 23.3%. The worst performing sector was Financials, with the largest weight in the index (19.9%), stocks in the sector in aggregate posted a gain of only 1.7% for the year.

Please cite one or more company-specific examples.

During the year ending September 30, 2007, there were thirty-eight additions and deletions to the S&P 500. The largest addition was the inclusion of Kraft Foods, Inc. on March 31, 2007. Kraft Foods was added to the index with an approximate weight of 0.4% representing 4.2% of the Consumer Staples Sector.

What is your outlook and strategy for the coming year?

Inherent in the portfolio's strategy, its gross return should closely track that of the S&P 500 Index. Going forward, Northern Trust will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - CORE EQUITY FUND

Growth of $10,000 - Core Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
CORE EQUITY FUND	16.52%	12.39%	12.16%	3.55%
S&P 500 Index	16.44	13.14	15.45	6.57
Russell 1000 Growth Index	19.35	12.20	13.84	4.06
Lipper Large-Cap Growth Funds Average*	20.44	12.00	12.70	4.55

*Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of each index and the Lipper classification.

RSI RETIREMENT TRUST VALUE EQUITY FUND

The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with below-average price-to-earnings ratios and above-average growth prospects. The fund primarily invests in selected securities from the Russell 1000 Value Index, or securities of companies that its investment managers consider to be undervalued and selling at unjustifiably low price-to-earnings or price-to-book ratios, or that offer prospects for significant earnings or dividend growth relative to their market prices. Under sub-advisory agreements with RSI, effective November 15, 2006, LSV Asset Management ("LSV") manages approximately two-thirds of the fund's assets, while DePrince, Race & Zollo, Inc. ("DRZ") manages approximately one-third.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

For the one-year period ending September 30, 2007, the Value Equity Fund significantly underperformed its market benchmark index, the Russell 1000 Value Index, as well as its Lipper Large-Cap Value Funds peers (see data in table below.)

DIVERSIFICATION BY SECTOR1 - VALUE EQUITY FUND

PORTFOLIO COMMENTARY - VALUE EQUITY FUND

LSV

The portfolio manager uses an active, strictly quantitative approach to implement its Russell 1000 Value enhanced index discipline and selects out-of-favor stocks with strong potential for near-term appreciation.

Describe the investment environment during the ten-month period of the 2007 fiscal year that LSV managed a portfolio of the Value Equity Fund.

The investment environment during the ten-months ended September 30, 2007, since inception of the LSV-managed portion of the Value Equity Fund, was increasingly volatile, significantly favored growth stocks over value stocks and saw the largest capitalization companies perform best. This was in contrast to the better part of the last five years where the opposite characteristics dominated the investment landscape. The subprime lending panic captured headlines so far in 2007 and caused a number of traditional value sectors and industries to perform poorly. The negative effects have been felt acutely in the Financials and Consumer Discretionary sectors spreading first from direct mortgage lenders on to other companies that are feared to be experiencing indirect impact from the subprime fallout.

How did this portfolio of the Value Equity Fund perform during LSV's ten-month tenure and what were the key factors that impacted performance?

Since inception in late 2006, the LSV portfolio has delivered solidly positive returns but underperformed, on a gross return basis, its benchmark, the Russell 1000 Value Index. Over this period the highest absolute returns were seen in the Energy and Telecommunication Services sectors, both of which rose more than 20.0%. Dragging down returns were stocks in the Financials and Consumer Discretionary sectors. Both groups were particularly affected by concerns over subprime lending and the potential impact on the overall economy.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Given the value bias of the portfolio it appears that style contributed most to the shortfall versus the benchmark. Portfolio holdings in the Financials, Consumer Discretionary and Utilities sectors hurt relative returns since inception, while positions in the Industrials sector added to relative returns over the period. Given LSV's diversified approach, within sectors, generally a number of holdings drive relative returns, and this period was no exception.

Please cite one or more company-specific examples.

One of LSV's less successful holdings in the portfolio was American Home Mortgage Investment Corp. ("AHM"). AHM was one company quickly swept away by the credit crisis. LSV owned this company for some time and on April 30 of this year, Citigroup underwrote a secondary stock offering — something only done after due diligence determined the company would continue as a 'going concern'. AHM filed for Chapter 11 bankruptcy protection on August 6 — approximately three months after the secondary offering. This is a highly unusual situation but an extreme example of how the removal of liquidity from mortgage lenders led to the speedy demise of a recently healthy business. LSV exited the position in late September.

On the positive side, was the portfolio's position in Merck & Co. This large pharmaceutical company has been out-of-favor for some time as a result of both pending litigation and concerns over their new product pipeline. Our quantitative approach seeks to identify businesses that have gone through long periods of poor performance but where recently there are more positive signs. It is our belief that investors project the recent past too far into the future and therefore systematically overlook these improvements. Such is the case with Merck and investors have begun to come around to the fact that while its high growth years may be behind it, the company remains quite profitable and cheaply priced. It is too soon to tell whether this is a long-term turnaround, but recent stock price performance is promising.

How did the portfolio perform during the recent, particularly volatile period over the last several months of the current fiscal year?

The portfolio's performance struggled in recent months as volatility increased. During the last quarter of the fiscal year (July through September 2007) the LSV-managed portion of the Value Equity Fund trailed its benchmark, the Russell 1000 Value Index. Given the tight risk controls applied as part of LSV's approach, this performance is well within the manager's expectations, especially in an environment not at all favorable to our value oriented style.

What is your outlook and strategy for the coming year and how is the portfolio currently positioned?

LSV does not forecast market returns and therefore can't offer much in that respect. Our strategy is unbending regardless of the market environment and seeks to add value over longer periods by constructing a well diversified portfolio of inexpensive stocks that exhibit recent improvement. At fiscal year-end, the portfolio traded at 12.4x earnings (price-to-earnings ratio), 8.7x cash flows (price-to-cash flow) and possessed a dividend yield of 2.7%, all of which were attractive relative to the broad market. Within economic sectors, the portfolio was overweight to Materials and Financials and underweight to both Consumer Staples and Utilities. This conservative positioning should lead to solid long-term returns but there will be shorter periods in which it will go unrewarded.

DRZ

The portfolio manager employs bottom-up stock selection based on fundamental analysis seeking undervalued stocks with above-average yields to implement its deep value, income oriented strategy.

Describe the investment environment during the ten-month period of the 2007 fiscal year that DRZ managed a portfolio of the Value Equity Fund.

At the end of 2006 (the start of the 2007 fiscal year), the market experienced an unusual late cycle rush to speculative investments ranging from emerging markets to junk bonds. As we entered calendar year 2007, dramatic swings in sentiment from housing to commodities created enormous volatility in the U.S. equity market. During the month of August, the subprime mortgage meltdown exploded into a liquidity crisis. As the Trust's fiscal year came to a close, a deteriorating housing market, a deceleration in corporate profits, a severe liquidity crunch and inflation concerns weighed on investors minds.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

How did this portfolio of the Value Equity Fund perform during DRZ's ten-month tenure and what were the key factors that impacted performance?

The portfolio underperformed the Russell 1000 Value Index for the approximately ten-months of the 2007 fiscal year that it was managed by DRZ (first full month began in December 2006.) The inception-to-date performance was adversely impacted by the underweight relative to the benchmark to two top-performing sectors: Energy and Utilities. We exited positions in those sectors as stocks reached DRZ's relative valuation targets. Additionally, potential consumer spending weakness weighed on the portfolio's Consumer Discretionary stocks.

Please cite one or more company-specific examples.

Goodrich Corp. was one of the top contributors to performance. Goodrich generated over 4000 basis points of relative outperformance versus the Russell 1000 Value in less than a year. This aerospace supplier benefited from the commercial aerospace upcycle. The company also benefited from margin expansion as they moved production to low cost countries and renewed a contract with Boeing under more favorable terms. DRZ exited the position during July.

A negative contributor to performance was Jones Apparel Group. This Consumer Discretionary company underperformed due to lowered guidance as sales lagged internal expectations. Jones Apparel's divestiture of Barney's and initiation of a larger than expected 19% share repurchase program should move the stock higher.

How did the portfolio perform during the most recent, particularly volatile period over the last several months?

The third quarter of 2007, particularly September, proved to be a very difficult environment for value-oriented investing. Prior to September, the portfolio's calendar year-to-date performance was outdistancing the Russell 1000 Value Index. However, September was one of the most challenging environments for our discipline as indiscriminate selling in a market driven by liquidity concerns erased this gain. As the volatility of the past three months subsides, fundamentals should drive stock performance. In the past, we have gained substantial alpha in the wake of market dislocations as investors migrate to more conservative securities.

The third quarter results were negatively impacted by the underweight in Energy, a top-performing sector in the Russell 1000 Value. The portfolio's exposure to Consumer Discretionary stocks also detracted from performance. Potential consumer spending weakness weighed on these stocks. DRZ has identified strong company specific catalysts which should overcome these concerns. Catalysts include massive inventory reductions, cost cutting and shareholder friendly actions. An example is Gap Stores which is experiencing operating margin improvements as their cost cutting efforts begin to take effect. The company also announced a 10% share repurchase program.

Financials staged a recovery on the September 18 Fed Funds rate cut, with New York Community Bancorp, Inc. and Annaly Capital Management, Inc. making the top-ten performers in the portfolio for the quarter. Catalysts began to play out for several securities across different sectors and valuations were handsomely rewarded. General Electric Co. outperformed on the announcement they will be exiting underperforming or non-core businesses. Seagate Technology reported a bottoming in their hard disk drive operations that guided earnings higher. Packaging Corp. of America benefited from price increases adopted for containerboard and continued consolidation speculation.

What is your outlook and strategy for the coming year, and how is the portfolio currently positioned?

In this volatile environment, we continue to actively add to positions that have favorable risk/reward profiles and take profits on stocks that have outperformed. Dramatic price swings are providing DRZ with the opportunity to add new names with attractive valuations and material catalysts.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - VALUE EQUITY FUND

Growth of $10,000 - Value Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
VALUE EQUITY FUND	10.27%	11.67%	14.21%	8.07%
Russell 1000 Value Index	14.45	15.25	18.07	8.80
Lipper Large-Cap Value Funds Average	14.63	13.47	15.95	6.77

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.
Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

The Emerging Growth Equity Fund seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Under sub-advisory agreements with RSI, Batterymarch Financial Management, Inc. ("Batterymarch") manages approximately sixty percent of the fund's assets and Neuberger Berman Management, Inc. ("Neuberger Berman") manages approximately forty percent.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

The Emerging Growth Equity trailed its market benchmark index, the Russell 2000, and its peers in the Lipper Small-Cap Core Funds category, both by a wide margin, for the one-year period ended September 30, 2007 (see data in table below.)

DIVERSIFICATION BY SECTOR1 - EMERGING GROWTH EQUITY FUND

PORTFOLIO COMMENTARY - EMERGING GROWTH EQUITY FUND

Batterymarch

Batterymarch seeks good companies with strong fundamentals and believes that stocks without these qualities will ultimately underperform. The portfolio holds stocks that score attractively relative to their peers across the multiple dimensions of the manager's stock selection model. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of 3,000 liquid stocks across multiple dimensions, including cash flow, earnings growth, expectations, value, technical issues and corporate signals. The process incorporates stringent risk control and cost-efficient trading.

Describe the investment environment during the 2007 fiscal year (one-year ended September 30, 2007.)

Equity returns were strong across market capitalizations in the U.S. for the fiscal year ended September 30, 2007; the Russell 2000 Index (small-cap stocks) rose 12.3%, while the Russell 1000 large-cap and the Russell Midcap indices rose 16.9% and 17.9%, respectively. Over most of the period, stocks rose steadily, though there were several sharp reversals in the period. Near the end of February, global stocks headed downward, sparked by a sharp one-day decline in local China A shares, exacerbated within the U.S. on the first wave of concerns about mortgage lenders' subprime exposure. After a period of generally positive returns through the first half of July, equities ran into trouble due to continuing concerns related to subprime mortgages; and the Russell 2000 declined 6.8% for that month.

While the U.S. indices saw positive returns by the end of August, many good quality stocks were actually declining in price; this was due mainly to selling pressure as leveraged funds were forced to unwind positions. While leveraged managers were hit hardest during the short-term dislocation in August, even managers of broadly diversified portfolios with high quality stocks were affected. The short-term dislocation in the first few days of August was widely covered by the press. The U.S. indices then rose in September, as the Fed cut interest rates by a surprising 50 basis points.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

How did Batterymarch's portfolio within the Emerging Growth Equity Fund perform during the past year and what were the key factors that impacted performance?

The portfolio participated in the small-cap rise for the period posting double-digit gains (on a gross of fees basis), but underperformed its benchmark, the Russell 2000. For the year, stock selection detracted, chiefly within the Financials and Consumer Discretionary sectors. Most of the shortfall in performance occurred during the month of August, which saw one of the most extraordinary financial meltdowns in recent history, during which a number of leveraged funds were forced to unwind positions. This short-term dislocation negatively impacted fundamentally attractive stocks and positively impacted their unattractive counterparts.

Please cite one or more company-specific examples.

The best- and worst-performing stocks for the portfolio both came from the Industrials sector. The best-performing holding was GrafTech International Ltd., a maker of graphite and carbon electrodes and cathodes used in steel and aluminum production. The stock rose 205.5% during the period as worldwide demand rose. On the other hand, the portfolio's biggest detractor for the period was Volt Information Sciences, a provider of employee staffing and telecommunications services, which declined 25.6% for the period.

How did the portfolio perform during the most recent, particularly volatile period over the last several months?

The Batterymarch-managed portfolio outperformed the benchmark, on a gross basis, for the period from September 30, 2006 to July 31, 2007. However, the short-term dislocation at the beginning of August noted above, hurt performance as the environment resulted in declines for fundamentally attractive stocks. During this period the portfolio underperformed the Russell 2000, chiefly due to stock selection within the Financials sector.

What is your outlook and strategy for the coming year, and how is the portfolio currently positioned?

The Fed signaled a greater concern for economic growth than for inflation in its rate cut in September. While the economic slowdown continues in the U.S., a recession seems unlikely as there continues to be healthy economic growth beyond that of the U.S. consumer. Investors seem to have an increased sensitivity to risk, which is an indication that market volatility could be expected to rise and which could benefit stock selection.

Batterymarch's models are still pointing towards stocks benefiting from global growth and away from consumer-related segments. The portfolio continues to be invested in stocks that rank attractively relative to their peers across the dimensions of our stock selection model. The high quality of the holdings is evidenced by the portfolio's attractive characteristics at year-end, compared with the benchmark.

Neuberger Berman

Neuberger Berman's small-cap strategy utilizes fundamental bottom-up analysis seeking quality small company stocks with a combination of growth and value characteristics — high potential growth, trading at attractive prices. The manager looks for companies with strong fundamentals, especially those with established franchises and long product cycles that will help sustain growth and maintain profit margins.

Describe the investment environment during the 2007 fiscal year (one-year ended September 30, 2007.)

During most of the twelve months ended September 30, 2007, stock investors enjoyed an impressive rally in the wake of the Fed's decision in mid-2006 to cease interest rate hikes. Still-positive economic growth and earnings strength combined with signs of moderating inflation, prompting hopes that the economy could enter a "goldilocks" phase of expansion. However, during calendar 2007, the capital markets became more volatile as concerns rose that distress in the subprime mortgage market might worsen housing weakness and affect other sectors of the economy. In the summer, liquidity tightened and the credit markets suffered, as investors sought the relative safety of Treasury issues. Stocks, meanwhile, slid from late July to mid-August, recovering their footing in subsequent weeks as the Federal Reserve acted to introduce liquidity into the economy. Overall, the stock market saw impressive gains for the year, with midcap shares leading smaller and larger issues and growth stocks outpacing value counterparts.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

How did Neuberger Berman's portfolio within the Emerging Growth Equity Fund perform during the past year and what were the key factors that impacted performance?

The portfolio delivered a solidly positive return, but underperformed its Russell 2000 Index benchmark for the one-year period ending September 30, 2007.

A small-cap stock sell-off midway through the first calendar quarter of 2007 ironically ended up helping the portfolio as risk averse investors focused more attention on seasoned, higher quality small companies within which the portfolio invests.

Holdings in the Financials and Consumer Discretionary sectors both trailed their index counterparts and had the largest adverse impact on the portfolio's performance, despite being underweighted. Health Care holdings were also a drag on performance.

The portfolio benefited greatly from an overweight in the Industrials sector. An overweight in the Energy sector combined with successful stock selection, also helped fuel the portfolio's positive growth. The overall strong performance of the Materials sector, which was a modest underweight in the portfolio, also benefited performance.

Please cite one or more company-specific examples.

Financial company Wilshire Bancorp, Inc. was the biggest detractor from the portfolio's return over the past year. Bucyrus International Inc. and The Middleby Corp., two Industrials holdings, were the top-two contributors over the last year.

How did the portfolio perform during the most recent, particularly volatile period over the last several months?

For the third quarter of 2007, the portfolio posted a decline, trailing its benchmark, the Russell 2000 Index. The portfolio underperformed in eight sectors but an underweighting in five of them helped to minimize some losses to the overall portfolio. Despite being a strong performer for the year, Industrials holdings declined at a marginally faster rate than benchmark counterparts over the final quarter. The sector was substantially overweight, so it had the largest impact on short-term performance. The portfolio's Consumer Discretionary holdings, an underweight, had the second largest impact on performance results, as they trailed their benchmark counterparts. Financials, likewise, were underweight and also underperformed Financials in the index. Stock specific issues, meanwhile, affected Consumer Staples and Energy holdings.

What is your outlook and strategy for the coming year, and how is the portfolio currently positioned?

The portfolio consists of stocks of high-quality companies with proven track records of earnings growth and skilled management. Neuberger Berman believes that companies with those characteristics tend to provide superior performance over the long haul. In our opinion, weakness in the U.S. economy could cause many investors to move away from riskier small-cap issues in favor of higher quality companies such as those held in the portfolio.

The portfolio's holdings are increasingly attractive relative to the benchmark, based on their growth, quality and value characteristics. The average earnings growth rate of the portfolio's stocks is attractive and the average return on equity (our proxy for quality) is strong, in our view. In addition, the price-to-earnings and price-to-cash flow ratios reflect our valuation sensitivity. We believe cash flow is an important factor when evaluating companies because it allows businesses to finance their own growth and reward shareholders with share repurchases or dividends.

Neuberger Berman also believes that the factors contributing to the underperformance of significant holdings in Industrials and Consumer Staples and Energy stocks this quarter were transient and not reflective of their fundamental prospects over time.

In the Industrials sector, we are comfortable with our sizable overweighting due to the diversity and quality of the businesses in the portfolio, which typically benefit from recurring revenue streams. In addition, many of the Industrials holdings earn a considerable portion of their income from overseas operations. While concerns over the U.S. economy remain, many investors expect the global economy to experience strong growth, which could aid our Industrial stocks.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - EMERGING GROWTH EQUITY FUND

Growth of $10,000 - Emerging Growth Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
EMERGING GROWTH EQUITY FUND	9.37%	8.55%	13.11%	1.13%
Russell 2000 Index	12.34	13.36	18.75	7.22
Lipper Small-Cap Core Funds Average*	13.40	13.18	18.00	8.26

*Prior to January 2003, the Emerging Growth Equity Fund was classified by Lipper Inc. as a Small-Cap Growth Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.
Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

The International Equity Fund seeks capital appreciation by investing in stocks of well-established companies that are headquartered in foreign countries. While holdings are concentrated in the larger, established markets abroad, investments may also be made in emerging markets. RSI is the investment adviser, and the fund is sub-advised by Julius Baer Investment Management LLC ("Julius Baer").

The International Equity Fund returned an exceptionally strong 29.5% for the fiscal year ended September 30, 2007, bounding ahead of its benchmark, the MSCI EAFE Index, which posted a gain of 25.4%. Additionally, the fund turned in stronger performance than most of its Lipper International Large-Cap Core Fund peers for the same period (see data in table below.)

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

DIVERSIFICATION BY GEOGRAPHIC DISTRIBUTION1 - INTERNATIONAL EQUITY FUND

PORTFOLIO COMMENTARY - INTERNATIONAL EQUITY FUND

Julius Baer

Julius Baer constructs a broadly diversified core portfolio driven by dynamic sector and company fundamental analysis. The manager's investment process applies different strategies for different regions of the world, utilizing bottom-up analysis for developed markets, a top-down macro-economic approach for emerging markets and a hybrid tactic for Japan.

How did the international (non-U.S.) equity markets perform during the 2007 fiscal year (one-year ended September 30, 2007?)

The year under review was marked by pockets of turbulence. After a strong first fiscal quarter, volatility in the second quarter was led by a dramatic fall in Chinese equities and created a ripple effect in both developed and emerging markets. The third quarter saw a global rebound with emerging markets fairing better, posting returns exceeding most developed markets. The last quarter of the period was marked by the most significant extremes. Commodities, led by oil, gold and grain had their largest monthly gain in over thirty years. There appears to be no let-up in China's demand for raw materials that, in turn, is expected to support commodity prices. The euro surged to a record against the U.S. dollar and U.S. Treasuries posted their largest quarterly return in five years amid a flight to quality and speculation over further U.S. rate cuts.

While returns for emerging markets outpaced those for developed markets, the disparity within emerging markets was significant, with Asia, led by China, outperforming all other regions. Within Latin America, Brazil was notably strong given its commodity orientation. Japan was the weakest of the larger, developed markets.

For some time, we have referred to the global imbalances, including current account and fiscal deficits, which exist today. The final quarter of the fiscal year was an example of how the adjustment to such imbalances is not a smooth one and the potential market impact. Overconsumption within Anglo-Saxon countries, mainly the U.S., was one of the major imbalance concerns and subprime worries provided the global economy's first real stress test. As these Anglo-Saxon imbalances unfold, Asian markets are the current beneficiaries.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

How did the portfolio perform during the past year and what were the key factors that impacted performance?

For the twelve-months ended September 30, 2007, the portfolio had an incredibly strong year, posting double-digit gains that outperformed the impressive, double-digit gains of the benchmark, the MSCI EAFE Index.

On a regional basis, emerging markets were the largest contributor to performance with a large portion of these returns coming from the Financials sector and countries such as India, Hungary, Poland and the Czech Republic. Indian banks came under pressure early in the period as the Reserve Bank of India began raising interest rates amid concerns about rapid economic growth and how it would translate to inflation. However, they were able to recover strongly and in many cases posted results well above the sector average. We remain comfortable with the medium-term outlook for the country as the middle-class consumer is becoming stronger. In Hungary, lawmakers moved to abolish "golden shares" which gave the government veto power over certain corporate actions such as mergers and equity sales. Losing the veto power may make companies more prone to takeover with banks an attractive candidate for larger, foreign financial service companies looking to gain a foothold in the country.

Also helping performance was the exposure to the United Kingdom ("UK") and Japan. In each instance we benefited from an underweight position (especially within the Financials sector) and in the case of the UK, very strong stock selection.

Developed European market results had a neutral impact on returns however, and the performance of individual countries varied. Germany, where our interest is in those companies we believe will benefit from the country's domestic recovery, was a drag on results, in particular holdings within Industrials and Financials. However, the exposure to Switzerland, typically a defensively oriented country, proved beneficial, particularly some of the luxury goods manufacturers and Consumer Staples companies located there.

The portfolio's small exposure to the Asia (ex-Japan) region was the largest regional detractor for the fiscal year. Both the Hong Kong and Singaporean markets were two of the benchmark's best performers as they were able to directly benefit from the booming Chinese economy. In each case, the portfolio's underweight exposure had a negative impact.

After the Fed cut rates in September 2007 and the U.S. dollar weakened further, inflationary concerns came into greater prominence. This combined with continued demand from Asia propelled commodities prices higher (as stated above) and we in turn increased our exposure to commodity-driven markets such as Canada, Australia and select Asian countries. To fund these changes, we reduced our exposure to Western Europe and those companies within Central and Eastern Europe where higher valuations left them more vulnerable. These increases to commodity related markets took place towards the end of the fiscal year and therefore, the portfolio was not able to reap significant rewards for the period under review due to the low average exposure.

Please cite one or more company-specific examples.

As mentioned above, financial institutions within the emerging markets were a main contributor to returns. These include State Bank of India, OTP Bank Nyrt. (Hungary). PKO Bank Polski (Poland), Komercni Banka A.S. (Czech Republic) and Sberbank, RF (Russia).

Those German companies that detracted included Commerzbank AG, one of the nation's largest financial companies and the airport operator Fraport AG, whose properties include the Frankfurt hub. Within the defensively oriented Swiss market, the watchmaker The Swatch Group AG and the global food manufacturer Nestle S.A. saw strong results that benefited overall performance.

In Hong Kong, stock selection, including our position in Melco International Development Ltd., a poor performing transportation and hospitality conglomerate, hurt returns.

Our increased exposure to commodity holdings includes companies such as BHP Billiton Ltd. (Australia) and Potash Corp. of Saskatchewan, Inc. (Canada).

What is your outlook and strategy for the coming year, and how is the portfolio currently positioned?

Julius Baer's investment outlook for both Japan and the UK remains virtually unchanged from a year ago. We have unenthusiastic views on the UK's macroeconomic outlook and interest rate environment and expect that fiscal tightening is on the horizon while in Japan, we see sluggish reform in corporate governance standards, an expected weak environment for domestic demand, unclear macroeconomic policy and company valuations higher relative to other markets. Therefore, we expect to remain underweight, relative to the benchmark, in both markets.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

We recognize that the commodity driven economies of Canada, Australia and select Asian countries are likely to outperform global indices in the short- to medium-term due to anticipated continued demand and have positioned the portfolio accordingly.

PERFORMANCE RESULTS - INTERNATIONAL EQUITY FUND

Growth of $10,000 - International Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
INTERNATIONAL EQUITY FUND	29.47%	26.49%	22.23%	7.29%
MSCI EAFE Index	25.38	23.75	24.05	8.35
Lipper International Large-Cap Core Funds Average	25.01	22.15	21.16	7.08

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.
Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

FIXED-INCOME MARKET ENVIRONMENT

The investment grade U.S. fixed-income market had a solid year for the period ending September 30, 2007 ("FY07"), improving upon its return for the second consecutive fiscal year. The Lehman Brothers U.S. Aggregate Bond Index ("Lehman Aggregate") returned 5.1% in FY07, besting its 3.7% gain for FY06 and the paltry advance of 2.8% for FY05. The investment grade U.S. bond market benefited from, particularly in the final quarter of the fiscal year, significant economic uncertainty in the U.S. given the

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

initial fallout of the residential mortgage and real estate crises. This uncertainty was confirmed by the Fed's September move to reduce the Federal Funds rate by 50 basis points (0.50%), and an additional 25 basis points at its October meeting after more than three years of raising rates in an attempt to add liquidity to the market and support U.S. economic growth.

Meanwhile, the yield on the 10-year U.S. Treasury note finished FY07 almost where it began. Its 4.6% yield on September 30, 2007 was a mere 5 basis points below the 10-year yield as of a year ago. This is not to say the yield hovered at those levels for the entire twelve-month period, rather it traded between 4.3% (September 10) and 5.3% (June 12) throughout the year and exhibited plenty of volatility over the period.

The highest quality sectors (i.e., those without perceived credit risk) were the winners in FY07 thanks to strength at the end of the year fueled by the residential mortgage and real estate market problems. This is in contrast to FY06 during which Treasuries placed at the bottom of the sector rankings in terms of return. In FY07, investors, as is typical in times of uncertainty, sought quality at the expense of yield so U.S. Treasuries and agency mortgage-backed securities comfortably outpaced investment grade corporate bonds and asset-backed securities.

It remains to be seen whether the Fed's recent moves will help to build a foundation under the capital markets so that the markets, once again, can stabilize and resume a more normal course. Retirement System Investors believes the recent easing of rates will have minimal impact on the markets, and instead we expect that the residential mortgage and real estate markets fallout will worsen and dominate headlines. The bottom line is, in these uncertain times, we believe fixed-income investors will continue to be well served by holding a diversified portfolio of fixed-income securities with an emphasis on high credit quality investments (i.e., U.S. Treasury and agency securities.)

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

The Actively Managed Bond Fund seeks to maximize both principal appreciation and income return and invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues, without limit as to maturity. The quality of holdings of the fund is restricted to single "A" or better at the time of purchase, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

For the one-year period ended September 30, 2007, the Actively Managed Bond Fund trailed its market index benchmark, the Lehman Brothers U.S. Aggregate Bond Index, but outperformed its average Lipper U.S. Government Fund peer (see data in table below.)

DIVERSIFICATION BY SECTOR1 - ACTIVELY MANAGED BOND FUND

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY - ACTIVELY MANAGED BOND FUND

Shay

How did the fixed-income markets perform during the 2007 fiscal year (one-year ended September 30, 2007?)

Despite the extraordinary amount of volatility that bond investors experienced during the past year, total returns were positive. At the end of September 2007, the 3-month Treasury bill yield was 3.8%; 109 basis points lower than one-year prior. 2-year Treasury notes were 4.0% versus 4.7% at the beginning of the fiscal year. The 5-year Note ended fiscal year 2007 at 4.3%; 29 basis points lower than one year earlier. Finally, the U.S. 10-year Treasury note, which importantly serves as a benchmark for mortgages and corporate notes, began the year at 4.6%. However, it ratcheted up to its 52-week high of 5.3% on June 12, 2007, before freefalling to its 52-week low of 4.3% on September 10 before settling back to 4.6% by the end of the fiscal year. Performance by fixed-income sectors varied over the year. Leading the group were high yield corporate bonds, which returned 7.5%; followed by agency securities (securities issued by U.S. government-sponsored entities and federally related institutions) at 5.7%, with U.S. Treasuries close behind at 5.6% and mortgage-backed securities at 5.4%. Trailing the group were domestic corporates at 3.9%. 10-year swap spreads — an indication of investors' willingness to buy riskier debt — ended the fiscal year at 63 basis points, 9 basis points wider than one year earlier.

How did the portfolio perform over the past year and what were the key factors that impacted performance?

Despite the impact of the subprime mortgage meltdown on the mortgage market in general, and despite the fact that at year-end the portfolio was significantly overweighted to mortgage securities (commercial and agency issued) compared to its market benchmark, the Lehman Aggregate Bond Index, the portfolio's gross total return modestly outperformed for the fiscal year. At year-end, the mortgage securities held by the portfolio included agency passthroughs; agency CMOs (collateralized mortgage obligations) and highly rated private label CMOs. Despite the sector overweight, the portfolio's performance benefited from security selection within the sector, with relatively high yields and solid credit ratings. In addition, the portfolio held a sizable position in callable agencies and an allocation to domestic corporate bonds of high quality, rated A or greater. The portfolio's underweight in Treasuries detracted from performance relative to the Lehman Aggregate for the one-year period ended September 30, 2007.

Was the performance of the portfolio impacted by the events in the subprime mortgage market?

Portfolio performance was indirectly impacted by events in the subprime mortgage market as yield spreads widened across the entire mortgage universe. With Shay's focus on quality and the portfolio's high concentration of agency issued mortgage-backed securities, the portfolio avoided much of the severe spread widening associated with some mortgage assets.

What is Shay's outlook for the coming year and how is the portfolio currently positioned?

The U.S. economy will probably remain weak for the remainder of 2007 and well into 2008. The downturn in the residential property market has not found a bottom and the corresponding influences on homeowners and consumers have yet to be fully realized. This points to lower interest rates in 2007 and 2008. We believe that the soft housing market, exacerbated by higher gasoline prices, will place a further burden on the already taxed consumer. Rising unemployment and tame inflation may prompt further Fed easing.

The portfolio is currently positioned with a conservative to moderate credit risk sector allocation. As of year-end, the 5- to 10-year segment of the yield curve was emphasized with an overweight (compared to the benchmark) in quality mortgages and callable agencies and agency benchmarks. Shay expects to maintain a weighted portfolio duration similar to that of the Lehman Aggregate.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - ACTIVELY MANAGED BOND FUND

Growth of $10,000 - Actively Managed Bond Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
ACTIVELY MANAGED BOND FUND	4.45%	3.48%	3.20%	5.44%
Lehman Brothers Aggregate Bond Index	5.13	3.86	4.13	5.96
Lipper General U.S. Government Funds Average	3.87	2.80	2.60	4.92

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.
Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund seeks a high level of current income, with consideration also given to safety of principal. The fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues that mature within ten years, or have expected average lives of ten years or less. The quality of the holdings of the fund is restricted to single "A" or better at the time of investment, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

For the fiscal year ended September 30, 2007, the Intermediate-Term Bond Fund trailed its market index benchmark, the Lehman Intermediate U.S. Government Index, as well as its average peer in the Lipper Short-Intermediate U.S. Government Funds category (see data in table below.)

DIVERSIFICATION BY SECTOR1 - INTERMEDIATE-TERM BOND FUND

PORTFOLIO COMMENTARY - INTERMEDIATE-TERM BOND FUND

Shay

How did the portfolio perform over the past year and what factors impacted performance?

Although at year-end mortgage securities comprised more than half of the portfolio's holdings, the portfolio marginally outperformed (on a gross of fees basis) its market index benchmark, the Lehman Brothers Intermediate U.S. Government Index for the fiscal year. The subsectors of the mortgage securities allocation included a very small allocation to agency passthroughs, a significant allocation to agency CMOs and a modest position in private label CMOs. The performance of the portfolio benefited from the relatively high yields of these sectors. In addition to the mortgage allocation, the portfolio held a significant position in callable agencies and a small allocation of high quality domestic corporate bonds. Detracting from the performance relative to the index was the absence of Treasury holdings in the portfolio.

Was the performance of the portfolio impacted by the events in the subprime mortgage market?

The portfolio's performance was indirectly impacted as spreads widened across the entire mortgage universe as the events related to subprime delinquencies unfolded.

How is the portfolio currently positioned?

The portfolio is currently positioned with a conservative credit risk allocation. As of year-end, the 5-year segment of the curve was currently emphasized with overweights in quality mortgages and callable agencies and agency benchmarks. Shay expects to maintain portfolio duration similar to that of the Lehman Brothers Intermediate U.S. Government Index.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - INTERMEDIATE-TERM BOND FUND

Growth of $10,000 - Intermediate-Term Bond Fund

Average Annual Total Return
For Periods Ending September 30, 2007

	1 Year	3 Years	5 Years	10 Years
INTERMEDIATE-TERM BOND FUND	4.37%	3.16%	2.54%	4.24%
Lehman Brothers Intermediate U.S. Government Index	5.87	3.55	3.21	5.43
Lipper Short-Intermediate U.S. Government Funds Average	4.50	2.77	2.49	4.49

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.
Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI Retirement Trust

ABOUT THE INVESTMENT FUNDS' EXPENSES

EXPENSE EXAMPLES

As a unitholder of the RSI Retirement Trust ("Trust"), you incur ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

ACTUAL EXPENSES

In the table below, the first row following the name of each Investment Fund of the Trust provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

In the table below, the second row following the name of each Investment Fund of the Trust provides information about hypothetical account values and hypothetical expenses based on each Investment Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Investment Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the lines in the table labeled "Hypothetical" are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expense Paid During Period[1] 4/1/07 – 9/30/07	Expense Ratio During Period[2] 4/1/07 – 9/30/07
CORE EQUITY FUND
Actual Expenses	$1,000.00	$1,097.70	$6.26	1.19%
Hypothetical[3]	$1,000.00	$1,019.10	$6.02	1.19%
VALUE EQUITY FUND
Actual Expenses	$1,000.00	$1,025.50	$6.40	1.26%
Hypothetical[3]	$1,000.00	$1,018.75	$6.38	1.26%
EMERGING GROWTH EQUITY FUND
Actual Expenses	$1,000.00	$993.70	$9.30	1.86%
Hypothetical[3]	$1,000.00	$1,015.74	$9.40	1.86%
INTERNATIONAL EQUITY FUND
Actual Expenses	$1,000.00	$1,100.90	$8.85	1.68%
Hypothetical[3]	$1,000.00	$1,016.65	$8.49	1.68%
ACTIVELY MANAGED BOND FUND
Actual Expenses	$1,000.00	$1,017.70	$5.41	1.07%
Hypothetical[3]	$1,000.00	$1,019.70	$5.42	1.07%
INTERMEDIATE-TERM BOND FUND
Actual Expenses	$1,000.00	$1,019.20	$7.19	1.42%
Hypothetical[3]	$1,000.00	$1,017.95	$7.18	1.42%

1. Expenses are equal to the average account value times the Investment Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. 2. Annualized. 3. Assumes a hypothetical rate of return of 5% per year before expenses.

RSI Retirement Trust

STATEMENT OF INVESTMENTS

CORE EQUITY FUND

September 30, 2007

	SHARES	VALUE
COMMON STOCKS – 97.2%
CONSUMER DISCRETIONARY – 9.9%
Abercrombie & Fitch Co., Class A (a)	289	$23,322
Amazon.com, Inc.*	1,155	107,588
AutoNation, Inc.*	726	12,865
AutoZone, Inc.* (a)	169	19,628
Bed Bath & Beyond, Inc.* (a)	1,111	37,907
Best Buy Co., Inc.	1,578	72,620
Big Lots, Inc.* (a)	379	11,309
Black & Decker Corp. (The) (a)	219	18,243
Brunswick Corp. (a)	404	9,235
Carnival Corp.	1,751	84,801
CBS Corp., Class B	2,676	84,294
Centex Corp. (a)	478	12,700
Circuit City Stores, Inc. (a)	694	5,490
Clear Channel Communications, Inc.	1,905	71,323
Coach, Inc.*	18,500	874,495
Comcast Corp., Class A*	34,969	845,550
Constellation Brands, Inc., Class A*	800	19,368
Darden Restaurants, Inc.	597	24,990
Dillard's, Inc., Class A (a)	258	5,632
Directv Group, Inc. (The)*	3,000	72,840
Dow Jones & Co., Inc.	244	14,567
E.W. Scripps Co. (The), Class A (a)	303	12,726
Eastman Kodak Co.	1,113	29,784
Family Dollar Stores, Inc.	548	14,555
Ford Motor Co.* (a)	8,157	69,253
Fortune Brands, Inc.	570	46,449
Gannett Co., Inc.	901	39,374
Gap, Inc. (The)	2,068	38,134
General Motors Corp.	2,243	82,318
Genuine Parts Co.	661	33,050
Goodyear Tire & Rubber Co.* (a)	770	23,416
H&R Block, Inc. (a)	1,398	29,610
Harley-Davidson, Inc. (a)	1,021	47,180
Harman International Industries, Inc.	208	17,996
Harrah's Entertainment, Inc.	674	58,591
Hasbro, Inc.	660	18,401
Hilton Hotels Corp.	1,521	70,711
Home Depot, Inc. (The) (a)	6,626	214,947
International Game Technology (a)	1,304	56,202
Interpublic Group of Cos., Inc.*	2,013	20,895
J.C. Penney Co., Inc. (a)	16,575	1,050,358
Johnson Controls, Inc.	796	94,016
Jones Apparel Group, Inc. (a)	445	9,403
KB Home	328	8,220
Kimco Realty Corp. (a)	937	42,362
Kohl's Corp.*	1,266	72,580
Leggett & Platt, Inc.	784	15,021
Limited Brands, Inc.	1,312	30,032
Liz Claiborne, Inc.	427	14,659
Lowe's Cos., Inc.	5,820	163,076
Macy's, Inc.	1,728	55,849
Marriott International, Inc., Class A	1,310	56,946
Mattel, Inc. (a)	1,566	36,738
McDonald's Corp.	4,694	255,682
McGraw-Hill Cos., Inc. (The)	1,352	68,830
Meredith Corp.	132	7,564
New York Times Co. (The), Class A (a)	598	11,817
Newell Rubbermaid, Inc.	1,132	32,624

	SHARES	VALUE
CONSUMER DISCRETIONARY (Continued)
News Corp., Class A	51,300	$1,128,087
Nike, Inc., Class B	1,548	90,806
Nordstrom, Inc. (a)	16,814	788,408
Office Depot, Inc.*	1,116	23,012
OfficeMax, Inc. (a)	290	9,938
Omnicom Group, Inc.	1,238	59,535
Polo Ralph Lauren Corp.	179	13,917
Pulte Homes, Inc.	944	12,848
RadioShack Corp. (a)	605	12,499
Reynolds American, Inc.	668	42,478
Sears Holdings Corp.*	360	45,792
Sherwin-Williams Co.	374	24,576
Snap-on, Inc. (a)	190	9,413
Stanley Works Co. (The)	268	15,043
Staples, Inc.	2,859	61,440
Starbucks Corp.*	43,802	1,147,612
Starwood Hotels & Resorts Worldwide, Inc.	18,443	1,120,412
Target Corp. (a)	3,280	208,510
Tiffany & Co.	569	29,787
Time Warner, Inc.	14,588	267,836
TJX Cos., Inc. (The) (a)	1,744	50,698
Tribune Co.	351	9,589
V.F. Corp.	317	25,598
Viacom, Inc., Class B*	2,676	104,284
Wal-Mart Stores, Inc.	9,366	408,826
Walt Disney Co. (The)	44,905	1,544,283
Wendy's International, Inc.	358	12,498
Whirlpool Corp. (a)	309	27,532
Whole Foods Market, Inc. (a)	553	27,075
Wyndham Worldwide Corp.	753	24,668
Yum! Brands, Inc.	2,018	68,269
		12,793,405
CONSUMER STAPLES – 7.7%
Altria Group, Inc.	8,322	578,629
Anheuser-Busch Cos., Inc.	2,919	145,921
Avon Products, Inc.	1,754	65,828
Brown-Forman Corp., Class B	310	23,222
Campbell Soup Co. (a)	841	31,117
Clorox Co. (The)	569	34,703
Coca-Cola Co. (The)	7,793	447,864
Coca-Cola Enterprises, Inc.	1,183	28,652
Colgate-Palmolive Co.	22,092	1,575,601
ConAgra Foods, Inc.	1,985	51,868
Costco Wholesale Corp.	1,705	104,636
CVS/Caremark Corp.	45,205	1,791,474
Dean Foods Co.	533	13,634
Estee Lauder Cos., Inc. (The), Class A	473	20,083
General Mills, Inc.	1,288	74,717
H.J. Heinz Co. (a)	1,248	57,658
Hershey Foods Corp.	644	29,888
Kellogg Co.	1,025	57,400
Kimberly-Clark Corp.	1,680	118,037
Kraft Foods, Inc., Class A (a)	6,118	211,132
Kroger Co. (The)	2,757	78,630
McCormick & Co., Inc. (a)	531	19,100
Molson Coors Brewing Co., Class B	234	23,323
Pepsi Bottling Group, Inc. (The) (a)	488	18,139

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
CONSUMER STAPLES (Continued)
PepsiCo, Inc.	29,499	$2,161,097
Procter & Gamble Co. (a)	23,565	1,657,562
Safeway, Inc.	1,705	56,452
Sara Lee Corp.	2,888	48,201
SUPERVALU, Inc.	812	31,676
Sysco Corp.	2,419	86,092
Tyson Foods, Inc., Class A	1,000	17,850
UST, Inc.	611	30,306
Walgreen Co.	3,842	181,496
William Wrigley Jr. Co. (a)	602	38,666
William Wrigley Jr. Co., Class B	200	12,722
		10,006,242
ENERGY – 11.0%
AFLAC, Inc.	1,889	107,749
Anadarko Petroleum Corp.	1,832	98,470
Apache Corp.	1,260	113,476
Baker Hughes, Inc.	1,248	112,782
BJ Services Co.	1,214	32,232
Chesapeake Energy Corp.	1,600	56,416
Chevron Corp. (a)	8,404	786,446
ConocoPhillips (a)	6,412	562,781
Devon Energy Corp.	1,796	149,427
Duke Energy Corp.	5,018	93,786
Ensco International, Inc.	592	33,211
EOG Resources, Inc.	12,034	870,419
Exxon Mobil Corp. (a)	44,349	4,104,943
Halliburton Co.	3,432	131,789
Hess Corp.	1,128	75,046
Marathon Oil Corp.	2,708	154,410
Murphy Oil Corp.	776	54,235
Nabors Industries Ltd.*	1,156	35,570
National-Oilwell, Inc.* (a)	760	109,820
Noble Corp.	1,084	53,170
Occidental Petroleum Corp.	3,234	207,235
Questar Corp.	678	35,615
Rowan Cos., Inc.	427	15,620
Schlumberger Ltd.	26,762	2,810,010
Smith International, Inc. (a)	811	57,905
Sunoco, Inc. (a)	428	30,294
Tesoro Corp.	535	24,621
Transocean, Inc.*	7,830	885,181
Valero Energy Corp.	2,161	145,176
Weatherford International, Inc.*	17,360	1,166,245
XTO Energy, Inc.	17,600	1,088,384
		14,202,464
FINANCIALS – 14.5%
ACE Ltd.	1,258	76,197
Allstate Corp. (The)	2,298	131,423
Ambac Financial Group, Inc.	413	25,982
American Capital Strategies Ltd. (a)	732	31,278
American Express Co.	20,967	1,244,811
American International Group, Inc.	10,017	677,650
Ameriprise Financial, Inc.	873	55,095
Aon Corp.	1,189	53,279
Apartment Investment & Management Co. (a)	328	14,803
Archstone-Smith Trust	900	54,126
Assurant, Inc.	342	18,297

	SHARES	VALUE
FINANCIALS (Continued)
Avalonbay Communities, Inc. - REIT (a)	340	$40,140
Bank of America Corp.	17,337	871,531
Bank of New York Mellon Corp.	4,443	196,114
BB&T Corp.	2,105	85,021
Bear Stearns Cos., Inc.	440	54,036
Boston Properties, Inc. (a)	418	43,430
Capital One Financial Corp.	1,612	107,085
CB Richard Ellis Group, Inc., Class A* (a)	733	20,407
Charles Schwab Corp. (a)	3,657	78,991
Chubb Corp. (a)	1,502	80,567
Cincinnati Financial Corp.	669	28,974
CIT Group, Inc.	800	32,160
Citigroup, Inc.	38,446	1,794,275
CME Group, Inc.	230	135,090
Comerica, Inc.	570	29,230
Commerce Bancorp, Inc.	752	29,163
Countrywide Financial Corp. (a)	2,236	42,506
Developers Divers Realty Corp. - REIT	459	25,644
Discover Financial Services*	1,812	37,690
E*TRADE Financial Corp.* (a)	1,800	23,508
Equity Residential	1,127	47,740
Fannie Mae	3,785	230,166
Federated Investors, Inc.	325	12,903
Fidelity National Information Services, Inc.	639	28,352
Fifth Third Bancorp (a)	2,078	70,403
First Horizon National Corp. (a)	540	14,396
Franklin Resources, Inc. (a)	12,076	1,539,690
Freddie Mac (a)	2,544	150,121
General Growth Properties, Inc. - REIT	1,000	53,620
Genworth Financial, Inc.	1,700	52,241
Goldman Sachs Group, Inc. (The) (a)	5,510	1,194,237
Hartford Financial Services Group, Inc.	1,185	109,672
Host Hotels & Resorts, Inc. - REIT (a)	2,100	47,124
Hudson City Bancorp, Inc. (a)	1,900	29,222
Huntington Bancshares, Inc.	1,525	25,895
Intercontinental Exchange, Inc.* (a)	6,571	998,135
J.P. Morgan Chase & Co.	13,182	603,999
Janus Capital Group, Inc. (a)	597	16,883
KeyCorp	1,509	48,786
Legg Mason, Inc.	511	43,072
Lehman Brothers Holdings, Inc. (a)	2,030	125,312
Lincoln National Corp. (a)	1,067	70,390
Loews Corp.	1,714	82,872
M&T Bank Corp.	235	24,311
Marsh & McLennan Cos., Inc.	2,056	52,428
Marshall & Ilsley Corp. (a)	1,018	44,558
MBIA, Inc. (a)	468	28,571
Merrill Lynch & Co., Inc. (a)	12,518	892,283
MetLife, Inc. (a)	2,949	205,634
MGIC Investment Corp.	357	11,535
Moody's Corp.	892	44,957
Morgan Stanley	4,124	259,812
National City Corp.	2,543	63,804
Northern Trust Corp. (a)	16,500	1,093,455
Plum Creek Timber Co., Inc.	722	32,317
PNC Financial Services Group, Inc.	1,323	90,096
Principal Financial Group, Inc.	1,061	66,938
Progressive Corp. (The)	2,876	55,823
ProLogis (a)	1,012	67,146

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
FINANCIALS (Continued)
Prudential Financial, Inc.	1,743	$170,082
Public Storage, Inc. (a)	467	36,730
Regions Financial Corp.	2,729	80,451
SAFECO Corp. (a)	424	25,957
Simon Property Group, Inc.	884	88,400
SLM Corp.	1,633	81,111
Sovereign Bancorp, Inc.	1,553	26,463
State Street Corp. (a)	1,557	106,125
SunTrust Banks, Inc.	1,345	101,776
Synovus Financial Corp.	1,312	36,802
T. Rowe Price Group, Inc.	1,050	58,474
Torchmark Corp.	362	22,560
Travelers Cos., Inc. (The)	2,531	127,411
U.S. Bancorp	29,809	969,687
UnumProvident Corp.	1,476	36,118
Vornado Realty Trust (a)	521	56,971
Wachovia Corp.	7,450	373,617
Washington Mutual, Inc.	3,412	120,478
Wells Fargo & Co.	13,114	467,121
Western Union Co.	3,081	64,609
XL Capital Ltd., Class A (a)	724	57,341
Zions Bancorp	12,632	867,439
		18,743,125
HEALTH CARE – 13.2%
Abbott Laboratories	27,931	1,497,660
Aetna, Inc.	2,008	108,974
Allergan, Inc.	13,992	902,064
AmerisourceBergen Corp.	694	31,459
Amgen, Inc.*	4,236	239,631
Applera Corp. (a)	695	24,075
Barr Laboratories, Inc.*	404	22,992
Bausch & Lomb, Inc.	155	9,920
Baxter International, Inc. (a)	2,533	142,557
Becton, Dickinson & Co.	995	81,640
Biogen Idec, Inc.*	1,093	72,499
Boston Scientific Corp.*	5,027	70,127
Bristol-Myers Squibb Co. (a)	7,760	223,643
C.R. Bard, Inc. (a)	392	34,570
Cardinal Health, Inc.	1,481	92,607
Celgene Corp.*	14,700	1,048,257
CIGNA Corp.	1,108	59,045
Coventry Health Care, Inc.*	603	37,513
Covidien Ltd.*	1,983	82,294
Eli Lilly & Co.	3,868	220,205
Express Scripts, Inc., Class A* (a)	1,000	55,820
Forest Laboratories, Inc.* (a)	1,211	45,158
Genentech, Inc.*	9,700	756,794
Genzyme Corp.*	1,082	67,041
Gilead Sciences, Inc.*	32,520	1,329,092
Hospira, Inc.*	633	26,238
Humana, Inc.*	679	47,449
IMS Health, Inc.	796	24,389
Johnson & Johnson	11,453	752,462
King Pharmaceuticals, Inc.*	1,009	11,825
Laboratory Corp. of America Holdings*	397	31,057
Manor Care, Inc.	295	18,998
McKesson Corp.	1,139	66,962
Medco Health Solutions, Inc.*	1,105	99,881

	SHARES	VALUE
HEALTH CARE (Continued)
Medtronic, Inc.	4,423	$249,501
Merck & Co., Inc.	48,608	2,512,548
Millipore Corp.*	225	17,055
Mylan Laboratories, Inc.	900	14,364
Patterson Cos., Inc.*	553	21,351
Pfizer, Inc.	27,044	660,685
Quest Diagnostics, Inc.	604	34,893
Schering-Plough Corp.	43,208	1,366,669
Shire Pharmaceuticals Group PLC - ADR (a)	13,600	1,006,128
St. Jude Medical, Inc.*	21,994	969,276
Stryker Corp.	958	65,872
Tenet Healthcare Corp.* (a)	2,296	7,715
UnitedHealth Group, Inc. (a)	5,176	250,674
Varian Medical Systems, Inc.*	489	20,484
Watson Pharmaceuticals, Inc.*	419	13,576
WellPoint, Inc.*	2,353	185,699
Wyeth	5,245	233,665
Zimmer Holdings, Inc.*	13,308	1,077,815
		17,042,868
INDUSTRIALS – 10.9%
3M Co.	2,801	262,118
Allied Waste Industries, Inc.* (a)	1,030	13,132
American Standard Cos., Inc.	722	25,718
Apollo Group, Inc., Class A*	520	31,278
Avery Dennison Corp.	337	19,216
Boeing Co. (The)	17,545	1,842,049
Burlington Northern Santa Fe Corp.	1,186	96,268
C.H. Robinson Worldwide, Inc.	666	36,157
Caterpillar, Inc.	13,306	1,043,590
Cintas Corp.	538	19,960
Cooper Industries Ltd.	728	37,193
CSX Corp.	1,756	75,034
Cummins, Inc.	354	45,273
D.R. Horton, Inc. (a)	1,200	15,372
Danaher Corp. (a)	944	78,078
Deere & Co.	11,198	1,662,007
Dover Corp. (a)	753	38,365
Eaton Corp. (a)	602	59,622
Emerson Electric Co.	3,048	162,215
Equifax, Inc.	537	20,470
FedEx Corp.	1,193	124,967
Fluor Corp.	345	49,673
General Dynamics Corp.	1,534	129,577
General Electric Co.	58,327	2,414,738
Goodrich Corp. (a)	485	33,092
Honeywell International, Inc.	2,942	174,961
Illinois Tool Works, Inc.	1,584	94,470
Ingersoll-Rand Co. Ltd.	1,088	59,263
ITT Industries, Inc. (a)	734	49,861
L-3 Communications Holdings, Inc.	506	51,683
Lennar Corp., Class A (a)	533	12,072
Lockheed Martin Corp. (a)	1,310	142,122
Masco Corp. (a)	1,438	33,318
Monster Worldwide, Inc.* (a)	550	18,733
Norfolk Southern Corp.	1,505	78,124
Northrop Grumman Corp. (a)	1,342	104,676
PACCAR, Inc.	917	78,174
Pall Corp.	529	20,578

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
INDUSTRIALS (Continued)
Parker-Hannifin Corp.	489	$54,685
Peabody Energy Corp.	1,000	47,870
Pitney Bowes, Inc. (a)	862	39,152
Precision Castparts Corp.	6,789	1,004,636
R.R. Donnelley & Sons Co.	912	33,343
Raytheon Co. (a)	1,664	106,196
Robert Half International, Inc. (a)	638	19,051
Rockwell Automation, Inc. (a)	534	37,118
Rockwell Collins, Inc.	597	43,605
Ryder System, Inc.	224	10,976
Southwest Airlines Co.	2,927	43,320
Terex Corp.*	364	32,403
Textron, Inc.	25,510	1,586,977
Tyco International Ltd.	1,983	87,926
Union Pacific Corp.	1,000	113,060
United Parcel Service, Inc.	4,176	313,618
United Technologies Corp.	14,414	1,160,039
W.W. Grainger, Inc.	310	28,269
Waste Management, Inc.	2,054	77,518
		14,092,959
INFORMATION TECHNOLOGY – 22.8%
Adobe Systems, Inc.*	37,123	1,620,790
Advanced Micro Devices, Inc.* (a)	2,216	29,251
Affiliated Computer Services, Inc., Class A*	419	21,051
Agilent Technologies, Inc.*	1,546	57,016
Akamai Technologies, Inc.*	688	19,766
Altera Corp.	1,353	32,580
Analog Devices, Inc.	1,239	44,802
Apple Computer, Inc.*	19,340	2,969,464
Applied Materials, Inc.	5,515	114,160
Autodesk, Inc.*	892	44,573
Automatic Data Processing, Inc.	2,055	94,386
Avaya, Inc.*	1,782	30,223
BMC Software, Inc.*	820	25,609
Broadcom Corp.*	1,789	65,191
CA, Inc. (a)	1,464	37,654
Cisco Systems, Inc.*	74,912	2,480,336
Citrix Systems, Inc.*	699	28,184
Cognizant Technology Solutions Corp.*	10,140	808,868
Computer Sciences Corp.*	649	36,279
Compuware Corp.*	1,255	10,065
Convergys Corp.*	653	11,336
Corning, Inc.	6,187	152,510
Dell, Inc.* (a)	8,822	243,487
eBay, Inc.*	4,509	175,941
Electronic Arts, Inc.*	1,266	70,883
Electronic Data Systems Corp.	2,002	43,724
EMC Corp.* (a)	83,398	1,734,678
Fiserv, Inc.* (a)	692	35,195
Google, Inc., Class A*	5,007	2,840,321
Hewlett-Packard Co.	68,476	3,409,420
IAC/InterActiveCorp*	700	20,769
Intel Corp.	93,201	2,410,178
International Business Machines Corp.	5,371	632,704
Intuit, Inc.*	1,340	40,602
Jabil Circuit, Inc. (a)	728	16,628
Juniper Networks, Inc.*	2,046	74,904
KLA-Tencor Corp.	770	42,951

	SHARES	VALUE
INFORMATION TECHNOLOGY (Continued)
Lexmark International Group, Inc., ClassA* (a)	355	$14,743
Linear Technology Corp. (a)	927	32,436
LSI Logic Corp.* (a)	2,828	20,984
MEMC Electronic Materials, Inc.*	864	50,855
Microchip Technology, Inc.	867	31,489
Micron Technology, Inc.*	2,971	32,978
Microsoft Corp.	77,334	2,278,260
Molex, Inc.	576	15,512
Motorola, Inc.	9,136	169,290
National Semiconductor Corp.	1,004	27,228
NCR Corp.* (a)	666	33,167
Network Appliance, Inc.*	1,411	37,970
Novell, Inc.*	1,479	11,300
Novellus Systems, Inc.*	511	13,930
NVIDIA Corp.*	2,136	77,409
Oracle Corp.*	15,437	334,211
Paychex, Inc.	1,322	54,202
PerkinElmer, Inc.	546	15,949
QLogic Corp.*	658	8,850
QUALCOMM, Inc.	6,598	278,831
Research In Motion Ltd.*	11,400	1,123,470
SanDisk Corp.* (a)	15,049	829,200
Solectron Corp.*	3,840	14,976
Sun Microsystems, Inc.*	14,161	79,443
Symantec Corp.*	3,566	69,109
Tektronix, Inc.	267	7,407
Tellabs, Inc.*	1,856	17,669
Teradyne, Inc.*	760	10,488
Texas Instruments, Inc.	50,558	1,849,917
Thermo Fisher Scientific, Inc.*	17,427	1,005,886
Tyco Electronics Ltd.	1,983	70,258
Unisys Corp.*	1,398	9,255
VeriSign, Inc.* (a)	1,000	33,740
VMware, Inc., Class A* (a)	1,837	156,145
Waters Corp.*	420	28,106
Xerox Corp.*	3,706	64,262
Xilinx, Inc.	1,175	30,715
Yahoo!, Inc.*	5,142	138,011
		29,604,130
MATERIALS – 2.6%
Air Products & Chemicals, Inc. (a)	16,517	1,614,702
Alcoa, Inc.	3,493	136,646
Allegheny Technologies, Inc.	442	48,598
Archer Daniels Midland Co.	2,505	82,865
Ashland, Inc.	156	9,393
Ball Corp.	354	19,028
Bemis Co., Inc. (a)	410	11,935
CONSOL Energy, Inc.	750	34,950
Dow Chemical Co. (The)	3,731	160,657
E.I. Du Pont De Nemours & Co.	3,552	176,037
Eastman Chemical Co.	317	21,153
Ecolab, Inc. (a)	734	34,645
Freeport-McMoRan Copper & Gold, Inc., Class B	1,453	152,405
Hercules, Inc. (a)	440	9,249
International Flavors & Fragrances, Inc.	329	17,391
International Paper Co.	1,727	61,947
MeadWestvaco Corp.	724	21,380
Monsanto Co. (a)	2,096	179,711

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
MATERIALS (Continued)
Newmont Mining Corp.	1,724	$77,115
Nucor Corp.	1,088	64,703
Pactiv Corp.*	551	15,792
PPG Industries, Inc.	633	47,823
Praxair, Inc.	1,276	106,878
Rohm & Haas Co.	584	32,511
Sealed Air Corp. (a)	634	16,205
Sigma-Aldrich Corp.	472	23,005
Temple-Inland, Inc.	422	22,210
United States Steel Corp.	489	51,805
Vulcan Materials Co.	378	33,699
Weyerhaeuser Co.	814	58,852
		3,343,290
TELECOMMUNICATION SERVICES – 3.3%
Alltel Corp.	1,328	92,535
AT&T, Inc.	77,986	3,299,588
CenturyTel, Inc. (a)	461	21,307
Ciena Corp.* (a)	306	11,653
Citizens Communications Co.	1,298	18,587
Embarq Corp. (a)	590	32,804
JDS Uniphase Corp.*	970	14,511
Leucadia National Corp.	686	33,079
Qwest Communications International, Inc.*	6,118	56,041
Sprint FON Group	11,163	212,097
Verizon Communications, Inc.	11,329	501,648
Windstream Corp. (a)	2,018	28,494
		4,322,344
UTILITIES – 1.4%
AES Corp. (The)*	2,737	54,849
Allegheny Energy, Inc.* (a)	639	33,394
Ameren Corp.	780	40,950
American Electric Power Co., Inc.	1,537	70,825
CenterPoint Energy, Inc.	1,341	21,496
CMS Energy Corp.	862	14,499
Consolidated Edison, Inc.	1,102	51,023
Constellation Energy Group, Inc.	714	61,254
Dominion Resources, Inc.	1,140	96,102
DTE Energy Co.	623	30,178
Dynegy, Inc.*	1,601	14,793
Edison International	1,275	70,699
El Paso Corp.	2,809	47,669
Entergy Corp.	822	89,014
Exelon Corp.	2,650	199,704
FirstEnergy Corp.	1,174	74,361
FPL Group, Inc.	1,552	94,486
Integrys Energy Group, Inc.	339	17,367
Nicor, Inc. (a)	194	8,323
NiSource, Inc.	1,054	20,174
PG&E Corp. (a)	1,416	67,685
Pinnacle West Capital Corp.	409	16,160
PPL Corp.	1,460	67,598
Progress Energy, Inc.	1,025	48,021
Public Service Enterprise Group, Inc.	1,011	88,958
Sempra Energy	993	57,713
Southern Co.	2,963	107,498
Spectra Energy Corp.	2,509	61,420
TECO Energy, Inc.	853	14,015

	SHARES	VALUE
UTILITIES (Continued)
TXU Corp. (a)	1,796	$122,972
Williams Cos., Inc. (The)	2,358	80,313
Xcel Energy, Inc.	1,562	33,645
		1,877,158
Total Common Stocks (Cost $93,528,230)		125,945,119
	PRINCIPAL AMOUNT
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 0.1%
U.S. Treasury Bill, 3.90%, 1/17/08**	$120,000	118,655
Total United States Government & Agency Obligations (Cost $118,326)		118,655
REPURCHASE AGREEMENT – 2.6%
Bear Stearns & Co., Inc., 3.95%, Due 10/1/07, Repurchase price $3,324,842, Collateralized by $5,025,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $3,407,117)	3,321,567	3,321,567
Total Repurchase Agreement (Cost $3,321,567)		3,321,567
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 4.3%
Bear Stearns & Co., Inc., 2.63%-5.25%, Due 10/1/07, Repurchase price $5,628,739, Collateralized by $2,610,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $1,874,267) & Collateralized by $6,605,000 U.S. Treasury Strips, 0.00%, Due 8/15/18 (Value $3,924,559)	5,626,900	5,626,900
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $5,626,900)		5,626,900
Total Investments (Cost $102,595,023)	104.2%	$135,012,241
Liabilities in excess of other assets	(4.2)%	(5,409,184)
Net Assets	100.0%	$129,603,057

*  Denotes non-income producing security.

**  Serves as collateral for futures contracts.

(a)  All or part of this security has been loaned as of September 30, 2007.

ADR - American Depositary Receipt

PLC - Public Liability Co.

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
	NUMBER OF CONTRACTS	VALUE
E-mini S&P 500 Index, expiring December 21, 2007 (notional amount $2,444,042)	32	$2,460,960

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

VALUE EQUITY FUND

September 30, 2007

	SHARES	VALUE
COMMON STOCKS – 99.0%
CONSUMER DISCRETIONARY – 9.3%
Black & Decker Corp. (The) (a)	7,400	$616,420
Brunswick Corp. (a)	12,400	283,464
CBRL Group, Inc. (a)	5,600	228,480
CBS Corp., Class B	8,900	280,350
Cinemark Holdings, Inc.	14,400	267,264
Family Dollar Stores, Inc.	9,800	260,288
Foot Locker, Inc.	25,300	387,849
Gannett Co., Inc.	6,600	288,420
Gap, Inc. (The)	39,500	728,380
H&R Block, Inc. (a)	14,500	307,110
Hasbro, Inc.	11,100	309,468
Home Depot, Inc. (The) (a)	32,600	1,057,544
Idearc, Inc. (a)	2,150	67,660
Jones Apparel Group, Inc. (a)	17,100	361,323
KB Home (a)	8,100	202,986
Leggett & Platt, Inc.	11,400	218,424
Limited Brands, Inc.	18,000	412,020
Mattel, Inc. (a)	11,700	274,482
McDonald's Corp.	8,400	457,548
OfficeMax, Inc. (a)	8,200	281,014
Polaris Industries, Inc.	6,300	274,806
Ruby Tuesday, Inc.	10,400	190,736
Ryland Group, Inc. (The) (a)	5,600	120,008
Sherwin-Williams Co.	4,600	302,266
Time Warner, Inc.	24,300	446,148
Wal-Mart Stores, Inc.	15,300	667,845
		9,292,303
CONSUMER STAPLES – 6.2%
Brinker International, Inc.	8,100	222,264
Clorox Co. (The)	11,600	707,484
Coca-Cola Enterprises, Inc.	21,300	515,886
ConAgra Foods, Inc.	22,500	587,925
Hershey Foods Corp. (a)	13,000	603,330
Kimberly-Clark Corp.	5,100	358,326
Kraft Foods, Inc., Class A (a)	20,799	717,773
Kroger Co. (The)	7,300	208,196
Molson Coors Brewing Co., Class B	4,000	398,680
Pepsi Bottling Group, Inc. (The) (a)	6,700	249,039
PepsiCo, Inc.	4,400	322,344
Procter & Gamble Co. (a)	9,600	675,264
Safeway, Inc.	12,400	410,564
SUPERVALU, Inc.	5,300	206,753
		6,183,828
ENERGY – 11.5%
Anadarko Petroleum Corp.	4,600	247,250
Apache Corp.	2,000	180,120
Chevron Corp. (a)	24,700	2,311,426
ConocoPhillips (a)	17,500	1,535,975
Exxon Mobil Corp. (a)	38,200	3,535,792
Hess Corp. (a)	4,400	292,732
Marathon Oil Corp.	19,600	1,117,592
Occidental Petroleum Corp.	18,400	1,179,072
Patterson-UTI Energy, Inc.	9,900	223,443
Sunoco, Inc. (a)	8,100	573,318
Valero Energy Corp.	3,400	228,412
		11,425,132

	SHARES	VALUE
FINANCIALS – 30.2%
Allstate Corp. (The)	12,800	$732,032
American International Group, Inc.	20,800	1,407,120
AmeriCredit Corp.*	10,100	177,558
Annaly Capital Management, Inc. - REIT (a)	21,300	339,309
Assurant, Inc.	5,800	310,300
Astoria Financial Corp.	10,200	270,606
Bank of America Corp.	49,800	2,503,446
BB&T Corp. (a)	8,100	327,159
Bear Stearns Cos., Inc. (a)	1,400	171,934
Chubb Corp. (a)	10,400	557,856
CIT Group, Inc.	6,800	273,360
Citigroup, Inc.	69,300	3,234,231
Colonial Bancgroup, Inc. (a)	16,100	348,082
Countrywide Financial Corp. (a)	10,300	195,803
Cullen/Frost Bankers, Inc.	6,000	300,720
Federated Investors, Inc.	8,700	345,390
First Horizon National Corp. (a)	8,200	218,612
Freddie Mac (a)	3,600	212,436
Genworth Financial, Inc.	12,400	381,052
Goldman Sachs Group, Inc. (The) (a)	1,500	325,110
Hartford Financial Services Group, Inc.	6,800	629,340
Hospitality Properties Trust - REIT	5,800	235,770
Huntington Bancshares, Inc.	12,600	213,948
J.P. Morgan Chase & Co.	45,600	2,089,392
KeyCorp	10,900	352,397
Lehman Brothers Holdings, Inc. (a)	2,400	148,152
Lincoln National Corp. (a)	7,900	521,163
Marshall & Ilsley Corp. (a)	12,800	560,256
MBIA, Inc. (a)	15,800	964,590
Mercury General Corp.	7,000	377,510
Merrill Lynch & Co., Inc. (a)	11,100	791,208
MGIC Investment Corp.	8,900	287,559
Morgan Stanley	8,600	541,800
National City Corp.	14,500	363,805
New York Community Bancorp, Inc.	8,500	161,925
Northern Trust Corp. (a)	11,900	788,613
PMI Group, Inc. (The) (a)	6,700	219,090
Principal Financial Group, Inc.	6,900	435,321
Prudential Financial, Inc.	7,300	712,334
Reinsurance Group of America, Inc.	4,700	266,819
SAFECO Corp. (a)	5,300	324,466
South Financial Group, Inc.	12,900	293,346
SunTrust Banks, Inc.	12,300	930,741
TCF Financial Corp.	10,200	267,036
Torchmark Corp.	5,000	311,600
Travelers Cos., Inc. (The)	14,700	739,998
U.S. Bancorp	25,900	842,527
UnumProvident Corp.	9,700	237,359
Wachovia Corp.	13,100	656,965
Washington Mutual, Inc.	34,100	1,204,071
Wells Fargo & Co.	16,800	598,416
Wilmington Trust Corp.	11,900	462,910
		30,162,543
HEALTH CARE – 7.0%
Bristol-Myers Squibb Co. (a)	19,500	561,990
Eli Lilly & Co.	5,600	318,808
Johnson & Johnson	22,600	1,484,820
Merck & Co., Inc.	12,900	666,801

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

VALUE EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
HEALTH CARE (Continued)
Mylan Laboratories, Inc.	16,500	$263,340
Pfizer, Inc.	96,600	2,359,938
Protective Life Corp.	7,800	331,032
Sanofi-Aventis - ADR (a)	8,800	373,296
Wyeth	14,400	641,520
		7,001,545
INDUSTRIALS – 11.6%
3M Co.	7,300	683,134
Avery Dennison Corp.	5,000	285,100
Caterpillar, Inc.	7,200	564,696
CSX Corp.	9,100	388,843
Deere & Co.	1,400	207,788
Eaton Corp. (a)	3,500	346,640
General Electric Co.	62,700	2,595,780
Graco, Inc. (a)	8,500	332,435
Honeywell International, Inc.	6,700	398,449
Ingersoll-Rand Co. Ltd.	4,100	223,327
L-3 Communications Holdings, Inc. (a)	2,400	245,136
Lockheed Martin Corp. (a)	2,200	238,678
Masco Corp. (a)	15,600	361,452
Norfolk Southern Corp.	7,100	368,561
Northrop Grumman Corp. (a)	6,700	522,600
Parker-Hannifin Corp. (a)	3,700	413,771
Pentair, Inc. (a)	12,300	408,114
R.R. Donnelley & Sons Co.	19,900	727,544
Steelcase, Inc., Class A	15,700	282,286
Taiwan Semiconductor - ADR (a)	57,306	579,937
Teleflex, Inc. (a)	4,300	335,056
United Parcel Service, Inc.	6,400	480,640
Waste Management, Inc.	15,400	581,196
		11,571,163
INFORMATION TECHNOLOGY – 5.0%
Analog Devices, Inc.	4,900	177,184
Applied Materials, Inc.	16,200	335,340
Automatic Data Processing, Inc.	10,700	491,451
Computer Sciences Corp.*	6,600	368,940
Diebold, Inc. (a)	7,300	331,566
Hewlett-Packard Co.	5,100	253,929
Intel Corp.	6,800	175,848
International Business Machines Corp.	6,000	706,800
Lexmark International Group, Inc., Class A* (a)	4,000	166,120
Maxim Integrated Products, Inc.	21,300	625,155
Molex, Inc. (a)	12,400	333,932
Paychex, Inc.	7,400	303,400
Seagate Technology (a)	17,100	437,418
Symantec Corp.*	15,200	294,576
		5,001,659
MATERIALS – 9.6%
Alcoa, Inc.	14,900	582,888
Archer Daniels Midland Co.	8,800	291,104
Ashland, Inc.	10,100	608,121
Bemis Co., Inc. (a)	11,000	320,210
Cabot Corp.	7,900	280,687
Chemtura Corp. (a)	18,000	160,020
Dow Chemical Co. (The)	19,500	839,670
International Paper Co. (a)	28,800	1,033,056

	SHARES	VALUE
MATERIALS (Continued)
Nucor Corp.	7,200	$428,184
Packaging Corp. of America	11,400	331,398
PPG Industries, Inc.	9,700	732,835
Rohm & Haas Co.	18,400	1,024,328
RPM International, Inc. (a)	29,300	701,735
Sonoco Products Co. (a)	17,900	540,222
Steel Dynamics, Inc. (a)	9,200	429,640
Timken Co. (The) (a)	9,500	352,925
United States Steel Corp.	5,300	561,482
Valspar Corp. (The) (a)	12,100	329,241
		9,547,746
TELECOMMUNICATION SERVICES – 4.2%
AT&T, Inc.	59,232	2,506,106
Citizens Communications Co.	23,800	340,816
Verizon Communications, Inc.	30,700	1,359,396
		4,206,318
UTILITIES – 4.4%
American Electric Power Co., Inc.	7,800	359,424
Aqua America, Inc. (a)	17,600	399,168
DTE Energy Co.	4,600	222,824
FirstEnergy Corp.	8,800	557,392
NiSource, Inc.	21,400	409,596
OGE Energy Corp. (a)	4,500	148,950
Pepco Holdings, Inc. (a)	23,500	636,380
PG&E Corp. (a)	9,200	439,760
Puget Energy, Inc. (a)	11,500	281,405
Scana Corp.	4,600	178,204
TECO Energy, Inc.	29,400	483,042
Xcel Energy, Inc.	10,700	230,478
		4,346,623
Total Common Stocks (Cost $94,565,292)		98,738,860
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 1.1%
Bear Stearns & Co., Inc., 3.95%, Due 10/1/07, Repurchase price $1,068,745, Collateralized by $1,615,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $1,101,737)	$1,067,688	1,067,688
Total Repurchase Agreement (Cost $1,067,688)		1,067,688
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 11.1%
Bear Stearns & Co., Inc., 2.63%-5.25%, Due 10/1/07, Repurchase price $11,040,511, Collateralized by $16,655,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $11,361,874)	11,036,041	11,036,041
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $11,036,041)		11,036,041
Total Investments (Cost $106,669,021)	111.2%	$110,842,589
Liabilities in excess of other assets	(11.2)%	(11,132,956)
Net Assets	100.0%	$99,709,633

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2007.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

EMERGING GROWTH EQUITY FUND

September 30, 2007

	SHARES	VALUE
COMMON STOCKS – 97.9%
CONSUMER DISCRETIONARY – 12.6%
Bluegreen Corp.* (a)	2,350	$18,213
Cato Corp. (The) (a)	18,850	385,294
Collective Brands, Inc.* (a)	14,100	311,046
Columbia Sportswear Co. (a)	4,200	232,302
Cooper Tire & Rubber Co.	11,800	287,920
Courier Corp.	7,420	261,258
DeVry, Inc.	5,500	203,555
Drew Industries, Inc.*	7,400	301,032
FTD Group, Inc.	7,400	110,112
Hibbett Sports, Inc.* (a)	6,500	161,200
Interface, Inc.	26,700	481,935
International Speedway Corp., Class A	5,980	274,243
Journal Communications, Inc.	19,800	187,704
Knoll, Inc.	21,500	381,410
Maidenform Brands, Inc.* (a)	16,700	265,196
Meredith Corp.	7,280	417,144
Monro Muffler Brake, Inc.	5,900	199,361
Phillips-Van Heusen Corp.	6,100	320,128
RC2 Corp.*	4,600	127,374
Rent-A-Center, Inc.*	6,550	118,752
Ruby Tuesday, Inc.	6,860	125,812
Sotheby's Holdings, Inc. (a)	8,750	418,162
Steven Madden Ltd. (a)	8,500	161,075
Texas Roadhouse, Inc., Class A*	12,900	150,930
Tupperware Brands Corp. (a)	7,500	236,175
UniFirst Corp.	3,000	112,380
WMS Industries, Inc.* (a)	7,050	233,355
Wolverine World Wide, Inc. (a)	7,600	208,240
		6,691,308
CONSUMER STAPLES – 3.3%
American Oriental Bioengineering, Inc.* (a)	29,700	331,155
Central Garden & Pet Co.* (a)	4,500	40,050
Central Garden & Pet Co., Class A* (a)	8,600	77,228
Chattem, Inc.* (a)	3,200	225,664
Longs Drug Stores Corp. (a)	3,900	193,713
Pilgrim's Pride Corp.	5,000	173,650
Sanderson Farms, Inc. (a)	5,100	212,517
Spartan Stores, Inc. (a)	8,800	198,264
Universal Corp.	3,800	186,010
Winn-Dixie Stores, Inc.* (a)	5,500	102,960
		1,741,211
ENERGY – 7.4%
Berry Petroleum Co., Class A (a)	9,500	376,105
Cal Dive International, Inc.* (a)	11,500	172,500
CARBO Ceramics, Inc. (a)	6,800	344,964
Comstock Resources, Inc.* (a)	4,600	141,864
Delek US Holdings, Inc.	8,900	223,212
Grey Wolf, Inc.*	36,600	239,730
Holly Corp. (a)	6,250	373,937
Matrix Service Co.* (a)	12,800	268,160
Parker Drilling Co.* (a)	27,350	222,082
Pioneer Drilling Co.* (a)	13,000	158,340
Rosetta Resources, Inc.*	14,000	256,760
Swift Energy Co.* (a)	5,100	208,692
TETRA Technologies, Inc.* (a)	20,600	435,484
Union Drilling, Inc.* (a)	8,200	119,556

	SHARES	VALUE
ENERGY (Continued)
W-H Energy Services, Inc.*	5,500	$405,625
		3,947,011
FINANCIALS – 12.4%
American Equity Investment Life Holding Co. (a)	10,000	106,500
Amerisafe, Inc.* (a)	13,400	221,636
Ashford Hospitality Trust - REIT (a)	13,420	134,871
Aspen Insurance Holdings Ltd.	8,300	231,653
Boston Private Financial Holdings, Inc. (a)	6,660	185,414
Cash America International, Inc. (a)	7,900	297,040
Delphi Financial Group, Inc., Class A (a)	5,500	222,310
Deluxe Corp.	6,300	232,092
Dollar Financial Corp.* (a)	7,900	225,387
EZCORP, Inc., Class A* (a)	36,650	492,942
FelCor Lodging Trust, Inc. - REIT	8,900	177,377
Financial Federal Corp. (a)	7,060	197,751
First Mercury Financial Corp.* (a)	9,100	195,741
First Regional Bancorp* (a)	6,300	154,539
GFI Group Inc.* (a)	1,300	111,956
Greene Bancshares, Inc. (a)	5,400	196,830
Hilb Rogal & Hobbs Co. (a)	3,220	139,523
Horizon Financial Corp. (a)	5,500	111,540
Imperial Capital Bancorp, Inc.	2,000	56,500
Jones Lang LaSalle, Inc. (a)	3,800	390,488
LTC Properties, Inc.	8,750	207,113
National Financial Partners Corp.	5,000	264,900
National Retail Properties, Inc. - REIT	9,600	234,048
Platinum Underwriters Holdings Ltd.	6,700	240,932
RLI Corp.	2,900	164,488
Seabright Insurance Holdings* (a)	7,300	124,611
Southwest Bancorp, Inc.	7,400	139,268
SVB Financial Group*	4,100	194,176
Texas Capital Bancshares, Inc.*	9,900	215,226
Tower Group, Inc. (a)	3,000	78,540
Vineyard National Bancorp Co. (a)	7,402	123,761
Wilshire Bancorp, Inc. (a)	13,800	151,386
Wintrust Financial Corp. (a)	9,680	413,239
		6,633,778
HEALTH CARE – 13.9%
Alpharma, Inc., Class A (a)	13,250	283,020
Amedisys, Inc.*	10,700	411,094
AMERIGROUP Corp.*	7,000	241,360
Apria Healthcare Group, Inc.*	5,400	140,454
Centene Corp.*	8,400	180,684
Computer Programs & Systems, Inc.	6,400	168,704
Cubist Pharmaceuticals, Inc.*	14,600	308,498
Haemonetics Corp.* (a)	8,900	439,838
ICU Medical, Inc.* (a)	2,550	98,813
Immucor, Inc.* (a)	6,100	218,075
K-V Pharmaceutical Co., Class A* (a)	14,770	422,422
Landauer, Inc.	3,950	201,292
LCA-Vision, Inc. (a)	4,100	120,499
LifeCell Corp.*	11,700	439,569
Martek Biosciences Corp.*	11,500	333,845
Medical Action Industries, Inc.*	3,960	93,694
Mentor Corp.	5,000	230,250
Molina Healthcare, Inc.*	6,600	239,382
MWI Veterinary Supply, Inc.* (a)	7,500	283,125

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
HEALTH CARE (Continued)
OSI Pharmaceuticals, Inc.* (a)	6,700	$227,733
Owens & Minor, Inc. (a)	3,300	125,697
Par Pharmaceutical Cos., Inc.*	3,600	66,816
Perrigo Co.	9,150	195,352
STERIS Corp.	20,070	548,513
Techne Corp.* (a)	3,280	206,902
ViroPharma, Inc.*	23,000	204,700
Wellcare Health Plans, Inc.* (a)	3,300	347,919
Young Innovations, Inc.	9,400	268,934
Zoll Medical Corp.*	13,780	357,178
		7,404,362
INDUSTRIALS – 22.2%
ABM Industries, Inc.	10,400	207,792
Acco Brands Corp.* (a)	9,500	213,180
Actuant Corp., Class A (a)	7,200	467,784
Acuity Brands, Inc.	5,600	282,688
Administaff, Inc.	12,850	466,455
Advisory Board Co. (The)* (a)	5,500	321,585
Argon ST, Inc.*	10,900	215,820
AZZ, Inc.* (a)	7,700	269,192
Bucyrus International, Inc., Class A	8,000	583,440
CLARCOR, Inc. (a)	8,860	303,101
Comfort Systems USA, Inc.	18,000	255,600
Ennis, Inc. (a)	10,350	228,114
Genlyte Group, Inc.* (a)	3,200	205,632
GrafTech International Ltd.*	41,200	735,008
H&E Equipment Services, Inc.* (a)	5,000	89,900
Healthcare Services Group, Inc.	19,650	398,305
Heartland Express, Inc. (a)	8,926	127,463
Horizon Lines, Inc., Class A	6,700	204,551
Houston Wire & Cable Co. (a)	14,300	258,973
Hub Group, Inc., Class A*	6,300	189,189
IDEX Corp. (a)	14,700	534,933
IKON Office Solutions, Inc. (a)	15,000	192,750
Interline Brands, Inc.* (a)	14,800	340,252
Korn/Ferry International*	12,000	198,120
Landstar System, Inc.	5,950	249,721
Lear Corp.* (a)	7,250	232,725
Lennox International, Inc.	7,300	246,740
Middleby Corp. (The)* (a)	7,600	490,504
NCI Building Systems, Inc.* (a)	2,800	120,988
RBC Bearings, Inc.*	9,200	352,820
Regal-Beloit Corp. (a)	4,610	220,773
Ritchie Bros. Auctioneers, Inc.	6,270	408,177
Rollins, Inc.	18,200	485,758
Rush Enterprises, Inc., Class A* (a)	7,000	177,450
Steelcase, Inc., Class A	8,900	160,022
TBS International Ltd.*	2,950	121,688
TriMas Corp.*	19,600	260,092
Volt Information Sciences, Inc.* (a)	12,550	221,382
Wabtec Corp. (a)	5,450	204,157
Waste Connections, Inc.*	9,365	297,432
Watson Wyatt Worldwide, Inc.	6,320	284,021
		11,824,277
INFORMATION TECHNOLOGY – 14.3%
Amkor Technology, Inc.*	21,050	242,496
Anixter International, Inc.* (a)	4,150	342,168

	SHARES	VALUE
INFORMATION TECHNOLOGY (Continued)
Aspen Technology, Inc.* (a)	16,600	$237,712
Avocent Corp.*	7,963	231,883
Blue Coat Systems, Inc.* (a)	3,250	255,970
Cabot Microelectronics Corp.* (a)	4,350	185,963
ChimpMOS Technologies Ltd.*	2,600	15,574
CommScope, Inc.*	6,750	339,120
Cymer, Inc.*	2,400	92,136
Dawson Geophysical Co.*	1,100	85,261
Electronics for Imaging, Inc.*	5,800	155,788
Interwoven, Inc.*	14,700	209,181
Itron, Inc.*	1,900	176,833
j2 Global Communications, Inc.*	15,200	497,496
Jack Henry & Associates, Inc.	8,800	227,568
JDA Software Group, Inc.*	9,000	185,940
LoJack Corp.* (a)	8,990	170,450
Mentor Graphics Corp.*	4,900	73,990
MICROS Systems, Inc.*	3,300	214,731
MPS Group, Inc.* (a)	13,900	154,985
MTS Systems Corp.	4,700	195,520
Nam Tai Electronics, Inc. (a)	10,900	137,122
Ness Technologies, Inc.*	13,500	147,420
NETGEAR, Inc.*	10,900	331,578
ON Semiconductor Corp.*	42,700	536,312
Online Resources & Communications Corp.* (a)	13,900	175,696
ScanSource, Inc.* (a)	9,240	259,736
Sybase, Inc.*	17,750	410,557
Synaptics, Inc.*	2,900	138,504
SYNNEX Corp.*	6,300	129,528
Syntax-Brillian Corp.* (a)	19,500	79,365
TriQuint Semiconductor, Inc.* (a)	44,400	218,004
United Online, Inc. (a)	15,700	235,657
Verigy Ltd.*	9,000	222,390
Zoran Corp.*	15,250	308,050
		7,620,684
MATERIALS – 7.0%
AMCOL International Corp.	8,110	268,360
Cleveland-Cliffs, Inc.	2,500	219,925
Commercial Metals Co.	12,400	392,460
Eagle Materials, Inc., Class A	6,750	241,245
Gerdau Ameristeel Corp. (a)	29,200	348,940
Greif, Inc., Class A	4,000	242,720
H.B. Fuller Co.	14,900	442,232
Koppers Holdings, Inc.	5,050	194,981
L.B. Foster Co., Class A*	2,600	112,996
Reliance Steel & Aluminum Co.	3,336	188,617
Rock-Tenn Co., Class A	7,400	213,860
Rockwood Holdings, Inc.*	13,000	465,790
Spartech Corp.	3,830	65,340
Terra Industries, Inc.*	10,500	328,230
		3,725,696
TELECOMMUNICATION SERVICES – 2.5%
Centennial Communications Corp.*	12,300	124,476
Cincinnati Bell, Inc.*	46,150	227,981
Comtech Telecommunications Corp.* (a)	5,900	315,591
Novatel Wireless, Inc.*	11,200	253,680
Premiere Global Services, Inc.* (a)	21,000	265,650
USA Mobility, Inc.	8,700	146,769
		1,334,147

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
UTILITIES – 2.3%
Black Hills Corp.	4,850	$198,947
El Paso Electric Co.*	6,900	159,597
Energen Corp.	5,400	308,448
New Jersey Resources Corp.	2,500	123,975
Portland General Electric Co.	15,750	437,850
		1,228,817
Total Common Stocks (Cost $44,647,621)		52,151,291
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 2.1%
Bear Stearns & Co., Inc., 3.95%, Due 10/1/07, Repurchase price $1,135,651, Collateralized by $1,970,000 U.S. Treasury Strips, 0.00%, Due 08/15/18 (Value $1,170,535)	$1,134,529	1,134,529
Total Repurchase Agreement (Cost $1,134,529)		1,134,529
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 23.8%
Bear Stearns & Co., Inc., 2.63%-5.25%, Due 10/1/07, Repurchase price $12,664,212, Collateralized by $19,800,000 U.S. Treasury Strips, 0.00%, Due 8/15/18 (Value $11,764,764) & Collateralized by $1,860,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $1,268,873)	12,659,222	12,659,222
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $12,659,222)		12,659,222
Total Investments (Cost $58,441,372)	123.8%	$65,945,042
Liabilities in excess of other assets	(23.8)%	(12,658,509)
Net Assets	100.0%	$53,286,533

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2007.

REIT - Real Estate Investment Trust

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERNATIONAL EQUITY FUND

September 30, 2007

	SHARES	VALUE
COMMON & PREFERRED STOCKS – 90.4%
AUSTRALIA – 4.4%
Austereo Group Ltd.	8,935	$19,816
Austrailian Infrastructure Fund	43,507	121,960
BHP Billiton Ltd.	37,885	1,497,225
BHP Billiton Ltd. - ADR	1,438	113,027
Brambles Ltd.	10,890	142,589
John Fairfax Holdings Ltd.	3,979	16,661
Macquarie Airports	116,632	450,069
Newcrest Mining Ltd.	25,267	627,601
Prime Television Ltd.	5,312	18,095
Publishing and Broadcasting Ltd.	1,007	17,598
Rio Tinto Ltd.	6,479	621,996
Southern Cross Broadcasting Ltd.	1,342	20,405
Ten Network Holdings Ltd.	5,903	14,243
		3,681,285
AUSTRIA – 3.7%
CA Immobilien Anlagen AG*	1,203	31,886
CA Immobilien International AG*	5,710	98,510
Erste Bank der Oesterreichischen Sparkassen AG	5,368	409,090
Flughafen Wien AG	2,823	291,574
IMMOEAST AG*	11,035	120,206
Oesterreichische Elektrizitaetswirtschafts AG	1,243	71,635
OMV AG	13,847	924,568
Raiffeisen International Bank Holding AG	4,348	635,437
Telekom Austria AG	7,592	198,633
Wiener Staedtische Allgemeine Versicherung AG	1,869	130,576
Wienerberger AG	2,505	156,652
		3,068,767
BELGIUM – 0.9%
Almancora Comm. VA	1,610	180,292
Fortis	303	8,921
Groupe Bruxelles Lambert S.A.	341	41,356
KBC Groep NV	3,803	523,146
		753,715
BRAZIL – 0.8%
Companhia Vale do Rio Doce	19,343	552,733
Dufry South America Ltd.*	2,172	56,671
Unibanco-Uniao de Bancos Brasileiros	2,546	33,812
		643,216
CANADA – 1.4%
Cameco Corp.	3,480	160,562
Eldorado Gold Mining	11,211	69,223
Ivanhoe Mines Ltd.	26,001	337,825
Potash Corp. of Saskatchewan, Inc.	4,756	502,431
Talisman Energy, Inc. (a)	4,374	85,905
		1,155,946
CHILE – 0.1%
Sociedad Quimica y Minera de Chile S.A. (a)	490	84,981
CHINA – 1.6%
Beijing Capital International Airport Co. Ltd.	278,421	579,544
China Merchants Holdings International Co. Ltd.	37,596	233,853
GOME Electrical Appliances Holdings Ltd.	128,829	252,915
Guangzhou Pharmaceutical Co. Ltd.	42,641	49,371
Tianjin Port Development Holdings Ltd.	84,198	87,414
Weiqiao Textile Co. Ltd., Class H	23,068	43,328
Wumart Stores, Inc., Class H	123,576	124,004
		1,370,429

	SHARES	VALUE
CZECH REPUBLIC – 2.1%
Komercni Banka A.S. - GDR	22,984	$1,735,292
DENMARK – 1.1%
Alk-Abello A/S, Class B	551	111,735
Alm. Brand A/S*	571	35,829
Carlsberg A/S, Class B	402	54,910
FLSmidth & Co. A/S	580	61,693
Harboes Bryggeri A/S, Class B	1,150	33,000
Novo Nordisk A/S, Class B	2,373	286,456
Rockwook International A/S, Class B	201	65,370
Royal Unibrew A/S	1,359	176,791
TK Development A/S*	1,780	33,882
Vestas Wind Systems A/S*	983	77,667
		937,333
FINLAND – 3.5%
Atria Group PLC	2,470	81,000
Citycon Oyj	6,776	43,186
Cramo NPV	1,625	58,085
Elisa Oyj	1,515	47,090
Fortum Oyj	12,606	462,642
HK Ruokatalo Oyj, Class A	4,928	103,076
Kemira Oyj	3,777	88,210
Kesko Oyj, Class B	768	51,017
Metso Corp. Oyj	606	41,733
Nokia Oyj, Class A	26,334	1,001,004
Nokian Renkaat Oyj	866	33,906
OKO Bank PLC	2,240	46,310
Oriola-KD Oyj	1,290	6,162
Oriola-KD Oyj, Class B	9,381	44,139
Orion Oyj	3,261	82,855
Outokumpu Technology	1,892	133,532
Ramirent Oyj	11,430	247,550
SanomaWSOY Oyj, Class B	2,625	81,629
Stockmann Oyj Abp, Class B	491	23,683
Uponor Oyj	1,191	36,968
YIT Oyj	6,299	187,167
		2,900,944
FRANCE – 8.9%
Accor S.A.	1,352	120,018
Aeroports de Paris	2,339	269,464
Air Liquide S.A.	3,114	416,733
Alstom	793	161,198
Bouygues S.A.	4,445	383,367
Carrefour S.A.	24	1,681
Compagnie de Saint-Gobain	1,963	204,848
EDF Energies Nouvelles S.A.	305	24,240
Electricite de France	5,053	534,219
Eurazeo	543	80,015
France Telecom S.A.	12,476	417,847
Havas S.A.	7,183	42,400
Hermes International	459	51,649
JC Decaux S.A.	2,280	80,068
LaFarge S.A.	3,696	572,560
Lagardere S.C.A.	406	34,553
LVMH Moet Hennessy Louis Vuitton S.A.	8,027	962,173
Neuf Cegetel	1,291	56,491
Nexity	492	30,326
Pernod Ricard	1,429	311,794

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
FRANCE (Continued)
Pinault-Printemps-Redoute S.A.	2,051	$385,835
Remy Cointreau S.A.	653	47,297
Renault S.A.	869	125,909
Sanofi-Aventis S.A.	724	61,297
Sodexho Alliance S.A.	551	38,102
Suez S.A.	8,051	474,088
Technip S.A.	476	42,553
Total S.A.	11,438	929,900
Veolia Environnement	1,877	161,618
Vinci S.A.	2,603	203,345
Vivendi Universal S.A.	2,289	96,604
Vranken-Pommery Monopole	89	7,106
Wendel	245	41,674
		7,370,972
GERMANY – 8.2%
Adidas-Salomon AG	406	26,628
Basf AG	674	93,562
Bayer AG	1,576	125,161
Bilfinger Berger AG	1,223	96,430
Commerzbank AG	15,098	612,867
Continental AG	467	64,820
Curanum AG	6,216	62,128
DaimlerChrysler AG	5,722	577,128
Demag Cranes AG	613	28,878
Deutsche Beteiligungs AG	990	34,724
Deutsche Boerse AG	1,411	191,645
Deutsche Post AG	15,378	446,413
Deutsche Postbank AG	1,832	134,521
Deutsche Wohnen AG	2,104	90,897
E.On AG	3,928	724,879
Fraport AG	10,946	756,931
Fresenius AG	3,647	278,974
Fresenius Medical Care AG	4,197	223,206
Henkel KGaA	3,108	146,768
Henkel KGaA, Preferred Shares	1,483	76,163
Hypo Real Estate Holding AG	3,158	180,107
IKB Deutsche Industriebank AG	2,693	53,448
Interhyp AG	253	19,209
IVG Immobilien AG	4,256	159,291
Karstadt Quelle AG*	3,068	101,966
Marseille-Kliniken AG	1,410	32,246
Merck KGaA	673	82,129
MTU Aero Engines Holding AG	745	45,410
Mvv Energie AG	1,234	50,865
Praktiker Bau-Und Heimwerkermaerkte Holding AG	1,757	65,685
ProSiebenSat.1 Media AG, Preferred Shares	4,199	131,952
Rheinmetall AG	850	67,747
Rhoen-Klinikum AG	3,838	122,851
RWE AG	1,500	188,291
Siemens AG	4,974	682,599
Tognum AG*	1,187	36,861
Wacker Construction Equipment AG*	599	16,851
		6,830,231
GREECE – 1.9%
Alapis Holding Industrial and Commercial S.A.*	40,489	127,005
Athens Medical Center	4,145	29,904
Bank of Cyprus Ltd.	38,533	680,162
Hellenic Telecommunication Organization S.A.	9,405	348,651

	SHARES	VALUE
GREECE (Continued)
Heracles General Cement S.A.	1,875	$46,410
Marfin Investment Group S.A.	24,974	238,573
Nireus Aquaculture S.A.	5,241	29,592
Sprider Stores S.A.	2,060	46,642
		1,546,939
HONG KONG – 1.2%
China Mobile Ltd.	11,268	184,536
Clear Media Ltd.*	60,000	66,383
Emperor Entertainment Hotel Ltd.	185,000	41,412
Galaxy Entertainment Group Ltd.*	61,255	67,850
Hutchison International Ltd.	19,973	27,750
Melco International Development Ltd.	117,172	218,875
Melco PBL Entertainment Ltd. - ADR*	44	726
Shun Tak Holdings Ltd.	222,092	357,720
Texwinca Holdings Ltd.	56,669	47,023
		1,012,275
HUNGARY – 3.5%
Ablon Group*	5,094	26,835
Gedeon Richter Rt.	613	131,062
Matav Rt.	83,959	467,804
MOL Hungarian Oil and Gas Nyrt.	324	52,500
OTP Bank Nyrt.	40,890	2,221,356
		2,899,557
INDIA – 0.2%
Canara Bank	20,787	145,280
INDONESIA – 0.1%
PT Semen Gresik (Persero) Tbk.	95,060	55,122
IRELAND – 0.4%
Dragon Oil PLC*	66,133	304,411
ISRAEL – 0.0%
Queenco Leisure International Ltd. - GDR,*	817	15,189
ITALY – 3.0%
Aeffe S.p.A.*	7,371	38,229
AICON S.p.A*	4,900	25,151
Banca CR Firenze	29,906	281,424
Banca Piccolo Credito Valtellinese Scrl	3,493	49,704
Banca Popolare dell'Etruria e del Lazio Scrl	1,608	27,925
Banca Popolare di Sondrio Scrl	2,258	38,634
Banche Popolari Unite Scrl	3,996	107,398
Banco Popolare di Verona e Novara Scrl	11,326	167,300
Banco Popolare S.p.A*	6,214	139,189
Bulgari S.p.A	5,167	81,333
Buzzi Unicem S.p.A	8,308	216,063
Capitalia S.p.A	12,955	123,757
Credito Emiliano S.p.A	6,819	93,531
ENI S.p.A	4,882	180,910
Finmeccanica S.p.A	1,198	34,897
Geox S.p.A	4,229	90,868
Intesa Sanpaolo S.p.A	33,741	247,034
Luxottica Group S.p.A	1,839	62,588
Save S.p.A	1,230	44,457
Telecom Italia S.p.A	18,981	57,712
UniCredito Italiano S.p.A	44,398	379,816
		2,487,920

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
JAPAN – 6.0%
Acom Co. Ltd.	990	$22,067
Aeon Credit Service Co. Ltd.	1,100	11,828
Aiful Corp.	1,100	17,240
Aisin Seiki Co. Ltd.	1,100	43,962
Bank of Kyoto Ltd. (The)	2,754	33,403
Bank of Yokohama Ltd. (The)	9,999	69,040
Bosch Corp.	2,000	9,717
Canon, Inc.	4,535	247,579
Credit Saison Co. Ltd.	1,000	25,773
Daihatsu Motor Co. Ltd.	4,000	41,550
Daikin Industries Ltd.	1,113	53,591
Daiwa Securities Group, Inc.	2,802	26,690
Denso Corp.	2,878	108,504
Dentsu, Inc.	12	34,062
East Japan Railway Co.	13	102,551
Eisai Co. Ltd.	973	46,003
Exedy Corp.	1,000	31,171
Fanuc Ltd.	869	88,602
Fuji Television Network, Inc.	16	32,181
Honda Motor Co. Ltd.	3,475	116,791
Hoya Corp.	2,398	81,847
Ibiden Co. Ltd.	1,100	92,616
Itochu Corp.	4,000	48,585
Japan Tobacco, Inc.	30	164,824
JFC Holdings, Inc.	613	43,446
JS Group Corp.	1,632	28,391
JSR Corp.	1,136	27,844
KDDI Corp.	9	66,765
Koito Manufacturing Co. Ltd.	4,000	48,794
Komatsu Ltd.	2,200	73,940
Kubota Corp.	1,567	12,907
Kyocera Corp.	588	55,139
Makita Corp.	1,245	54,635
Matsushita Electric Industrial Co. Ltd.	9,783	183,564
Mitsubishi Corp.	1,300	41,202
Mitsubishi Electric Corp.	4,000	50,152
Mitsubishi Tokyo Financial Group, Inc.	19	167,088
Mitsubishi UFJ Securities Co. Ltd.	3,000	26,278
MITSUI & Co. Ltd.	2,000	48,585
Mitsui Fudosan Co. Ltd.	1,449	40,247
Mizuho Financial Group, Inc.	19	108,359
Nabtesco Corp.	3,000	48,951
NHK Spring Co. Ltd.	890	6,788
Nikon Corp.	2,600	89,421
Nintendo Co. Ltd.	300	156,204
Nippon Electric Glass Co. Ltd.	4,500	72,486
Nippon Telegraph & Telephone Corp.	15	70,135
Nissan Motor Co. Ltd.	1,700	17,037
Nitto Denko Corp.	2,000	92,991
Nomura Holdings, Inc.	1,808	30,320
NSK Ltd.	5,000	43,883
NTT DoCoMo, Inc.	43	61,402
Okuma Corp.	2,000	29,186
OLYMPUS Corp.	394	16,192
Promise Co. Ltd.	1,063	25,916
Ricoh Co. Ltd.	3,520	74,476
Sapporo Hokuyo Holdings, Inc.	2	19,852
SEIYU Ltd. (The)*	15,000	11,101
Seven & I Holdings Co. Ltd.	739	19,014

	SHARES	VALUE
JAPAN (Continued)
Sharp Corp.	2,302	$41,791
Sony Corp.	2,992	145,106
Stanley Electric Co. Ltd.	3,329	80,290
Sumitomo Chemical Co. Ltd.	6,944	59,555
Sumitomo Corp.	2,509	48,498
Sumitomo Electric Industries Ltd.	2,700	43,021
Sumitomo Heavy Industries Ltd.	4,999	64,375
Sumitomo Metal Industries Ltd.	9,783	57,071
Sumitomo Mitsui Financial Group, Inc.	15	116,892
Sumitomo Trust & Banking Co. Ltd.	5,837	44,165
Suzuki Motor Corp.	4,004	118,534
Takata Corp.	900	35,107
Takeda Pharmaceutical Co. Ltd.	918	64,584
Takefuji Corp.	1,050	20,845
Toray Industries, Inc.	5,000	39,704
Toyota Motor Corp.	4,984	294,223
ULVAC, Inc.	1,000	32,390
Yamada Denki Co. Ltd.	1,169	115,729
Yamaha Motor Co. Ltd.	1,400	35,716
Yamato Holdings Co. Ltd.	1,179	17,688
Yokogawa Electric Corp.	2,700	32,865
		5,021,017
LUXEMBOURG – 0.3%
Millicom International Cellular S.A.*	3,342	280,394
MALAYSIA – 0.1%
Steppe Cement Ltd.*	17,382	117,347
MEXICO – 0.7%
Banco Compartamos, S.A. de C.V.*	4,797	26,058
Consorcia ARA, S.A. de C.V.	29,808	39,935
Controladora Comercial Mexicana, S.A. de C.V.	13,860	36,770
Corporacion Moctezuma, S.A. de C.V.	36,170	107,435
Desarolladora Homex, S.A. de C.V.*	518	28,749
Grupo Aeroportuario (a)	787	39,051
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. - ADR	1,446	41,645
Grupo Aeroportuario Del Pacifico S.A.	1,023	55,856
Grupo Financiero Banorte, S.A. de C.V., Class O	27,313	108,153
Grupo Televisa S.A. (a)	1,539	37,197
Urbi Desarrollos Urbanos S.A. de C.V.*	8,134	29,233
		550,082
NETHERLANDS – 2.1%
Draka Holding NV	1,882	83,989
Heineken NV	1,371	89,959
ING Groep NV	3,855	171,105
Koninklijke Ahold NV*	5,146	77,774
Koninklijke KPN NV	11,745	203,799
Koninklijke Philips Electronics NV	2,592	116,968
Koninklijke Vopak NV	926	52,812
Plaza Centers NV*	15,118	55,593
Spazio Investment NV	8,083	144,059
TPG NV	6,964	291,921
Unilever NV	13,287	410,151
Wavin NV	3,290	58,824
		1,756,954
NEW ZEALAND – 0.2%
Auckland International Airport Ltd.	61,689	146,282

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
NORWAY – 2.1%
Acta Holding ASA	14,219	$64,117
Aker Kvaerner ASA	1,891	60,268
Austevoll Seafood*	7,672	72,607
Cermaq ASA	4,796	88,998
Copeinca ASA*	11,130	142,510
DNB Holding ASA	3,012	46,223
Marine Farms ASA*	6,485	39,712
Marine Harvest ASA*	77,272	98,366
Norsk Hydro ASA	15,811	688,022
Orkla ASA	2,440	43,603
RomReal Ltd.*	2,993	11,219
Scandinavian Property Development ASA*	8,032	59,619
Telenor ASA	8,967	179,709
TGS Nopec Geophysical Co. ASA*	2,710	55,569
Yara International ASA	2,941	93,051
		1,743,593
POLAND – 3.8%
Agora S.A.	7,546	146,594
AmRest Holdings NV*	2,077	95,879
Bank BPH	618	212,966
Bank Handlowy w Warszawie S.A.	2,919	125,351
Bank Millennium S.A.	17,750	79,316
Bank Pekao S.A.	5,470	508,534
Bank Zachodni WBK S.A.	4,547	435,639
Budimex S.A.*	2,930	78,778
Grupa Kety S.A.	1,423	104,541
Inter Cars S.A.	2,115	111,328
PBG S.A.*	1,057	144,098
Polish Energy Partners S.A.*	3,270	43,031
Polnord S.A.*	434	25,819
Polska Grupa Farmaceutyczna	1,517	54,000
Polski Koncern Miesny Duda S.A.	29,412	614,815
Polskie Gornictwo Naftowe I Gazownictwo S.A.	22,946	43,708
Sanockie Zaklady Przemyslu Gumowego Stomil S.A.	589	46,706
Sniezka S.A.	1,019	21,880
Telekomunikacja Polska S.A.	22,786	180,773
ZM Duda S.A.*	19,562	76,894
		3,150,650
PORTUGAL – 0.4%
Electricidade de Portugal S.A.	7,736	45,223
Jeronimo Martins, SGPS, S.A.	41,656	255,985
		301,208
REPUBLIC OF KOREA – 0.5%
Hyundai Motor Co. Ltd.	851	68,739
Samsung Electronics Co. Ltd.	563	353,836
		422,575
RUSSIAN FEDERATION – 4.3%
AFI Development PLC - GDR*	1,239	12,514
Alfa Cement JSC*	85	5,525
Central Telecommunication Co. - ADR	1,244	114,448
Dagestan Regional Generation Co.*	20,928	3,348
Mining and Metallurgical Co. Norilsk Nickel - ADR	1,486	380,416
North-West Telecom* (a)	1,503	116,858
NovaTek OAO	17,077	85,641
Novorossiysk Sea Trade Port*	114,613	16,963
OAO Gazprom - ADR (a)	4,462	196,730

	SHARES	VALUE
RUSSIAN FEDERATION (Continued)
OAO LUKOIL - ADR	1,074	$89,142
OAO Rosneft Oil Co. - GDR	40,070	340,595
OJSC Evrocement Group*	2	37,000
Open Investments - CLS*	296	87,616
Pharmstandard*	799	50,097
Pharmstandard - GDR	968	18,682
Polyus Gold - ADR	3,500	152,250
RAO Unified Energy System - GDR	2,700	328,050
Rostovenergo	106,836	11,859
Sberbank RF	140,726	586,827
Sibirskiy Cement	523	48,639
Sibirtelecom - ADR*	1,010	87,022
Silvinit	137	41,237
Sistema Hals - GDR*	5,598	54,301
Southern Telcommunications Co.*	9,359	84,231
TNK-BP Ltd.*	15,143	31,043
Uralkaliy	10,251	35,366
URSA Bank OJSC	40,484	78,337
Veropharm*	2,791	114,431
VolgaTelecom - ADR	8,943	93,007
Volzhskaya Hydroelectric Power Station OJSC	13,430	11,080
VTB Bank OJSC - GDR	12,181	109,020
X5 Retail Group NV - GDR	1,781	60,643
Zagorskaya Gaes - CLS*	685,885	26,064
Zhigulyovskaya Hydro - CLS	86,124	39,100
		3,548,082
SOUTH AFRICA – 0.2%
Impala Platinum Holdings Ltd.	2,130	74,310
MTN Group Ltd.	2,904	44,113
Standard Bank Group Ltd.	1,270	18,362
		136,785
SPAIN – 0.9%
Corporacion Mapfre S.A.	24,003	108,489
Gamesa Corporacion Tecnologica S.A.	1,784	72,875
Grupo Empresarial Ence, S.A.	9,315	105,321
Inditex S.A.	1,335	89,957
Telefonica S.A.	12,048	337,205
		713,847
SWEDEN – 2.8%
Elekta AB	2,955	48,164
Ericsson LM, Class B	27,733	111,070
ForeningsSparbanken AB	15,951	533,598
Getinge AB, Class B	3,587	86,863
Hemtex AB	1,578	29,395
Hennes & Mauritz AB, Class B	2,729	173,051
Modern Times Group MTG AB, Class B	2,902	187,400
Nordea Bank AB	25,843	450,507
OMX AB	2,674	116,017
RaySearch Laboratories AB*	1,107	34,712
Rezidor Hotel Group AB	9,481	68,877
Skandinaviska Enskilda Banken AB, Class A	9,261	301,177
Skanska AB, Class B	2,305	45,710
Svenska Cellulosa AB, Class B	1,349	25,181
TeliaSonera AB	8,018	72,501
Vostok Nafta Investment Ltd.*	6,106	73,695
		2,357,918

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2007

	SHARES	VALUE
SWITZERLAND – 7.2%
ABB Ltd.	6,226	$163,994
BKW FMB Energie AG	693	76,206
Compagnie Financiere Richmont AG, Class A	10,810	716,488
Credit Suisse Group	1,157	76,835
Dufry Group	2,031	245,849
Holcim Ltd.	5,618	620,683
Nestle S.A.	4,116	1,849,371
Novartis AG	10,210	563,567
Roche Holding AG	3,165	573,996
SGS S.A.	107	122,260
Swatch Group AG (The), Class B	1,748	573,656
Syngenta AG	413	89,058
UBS AG	1,401	75,346
Unilabs S.A.*	1,161	56,853
Unique Zurich Airport	434	167,690
		5,971,852
TAIWAN – 0.0%
Taiwan Semiconductor - ADR	2,473	25,027
TURKEY – 1.0%
Acibadem Saglik Hizmetleri ve Ticaret A.S.	22,694	169,710
BIM Birlesik Magazalar A.S.	1,373	114,084
Selcuk Ecza Deposu Ticaret ve Sanyi A.S.*	19,326	43,036
TAV Havalimanlari Holding A.S.*	6,020	55,523
Turk Sise ve Cam Fabrikalari A.S.	10,522	52,457
Turkiye Garanti Bankasi A.S.	26,415	203,024
Turkiye Is Bankasi, Class C	31,906	193,530
		831,364
UKRAINE – 0.2%
Ukrnafta - ADR*	34	14,079
UkrTelecom - GDR*	18,678	176,831
		190,910
UNITED KINGDOM – 10.1%
Aegis Group PLC	4,435	11,341
AMEC PLC	7,141	108,252
Anglo American PLC	7,806	525,233
BAE Systems PLC	5,635	56,891
BHP Billiton PLC	36,405	1,303,344
BP PLC	6,386	74,140
Burberry Group PLC	16,294	219,005
Ceres Power Holdings PLC*	6,728	41,292
Compass Group PLC	41,643	257,282
Diageo PLC	37,334	820,293
GlaxoSmithKline PLC	14,323	380,044
Go-Ahead Group (The) PLC	988	48,267
Highland Gold Mining Ltd.*	22,911	48,277
Intertek Group PLC	3,829	74,182
Kingfisher PLC	4,740	17,338
Peter Hambro Mining PLC*	2,280	57,745
Qinetiq PLC	19,688	70,586
Reckitt Benckiser PLC	6,934	407,407
Rio Tinto PLC	7,202	622,943
Rolls-Royce Group PLC	21,799	233,014
SABMiller PLC	3,259	92,808
Scottish & Newcastle PLC	6,601	82,578
Sibir Energy PLC	8,861	93,902
Smith & Nephew PLC	32,386	395,872

	SHARES	VALUE
UNITED KINGDOM (Continued)
Tesco PLC	47,500	$426,840
Vodafone Group PLC	392,529	1,417,348
William Hill PLC	11,469	150,985
WPP Group PLC	9,292	125,842
Xchanging Ltd.*	2,741	15,757
Xstrata PLC	3,983	264,333
		8,443,141
UNITED STATES – 0.5%
CTC Media, Inc.*	2,097	46,050
News Corp., Inc., Class B	16,057	375,573
		421,623
Total Common & Preferred Stocks (Cost $57,630,557)		75,130,455
WARRANTS – 3.1%
INDIA – 2.8%
Bharti Tele-Ventures Ltd., Expires 5/31/10*	11,256	265,800
ICICI Bank Ltd., Expires 1/19/09	2,313	61,537
ICICI Bank Ltd., Expires 5/10/10*	3,588	95,770
ICICI Bank Ltd., Expires 6/30/09	1,022	27,321
State Bank of India, Expires 1/19/09	7,553	370,935
State Bank of India, Expires 6/17/08*	30,747	1,503,147
Suzlon Energy, Expires 1/20/10	1,262	45,921
		2,370,431
ROMANIA – 0.3%
BRD - Groupe Societe Generale, Expires 6/30/17	19,632	220,016
UKRAINE – 0.0%
Laona Investments, Expires 11/16/07	3	31,815
Total Warrants (Cost $1,409,801)		2,622,262
INVESTMENT COMPANIES – 5.4%
AUSTRALIA – 0.5%
iShares MSCI Australia Index Fund	13,374	424,892
BRAZIL – 0.3%
iShares MSCI Brazil Index Fund	2,864	210,647
CANADA – 1.2%
iShares MSCI Canada Index Fund (a)	30,381	994,370
EMERGING MARKETS – 1.0%
iShares MSCI Emerging Markets Index	5,749	859,188
HONG KONG – 1.9%
Hang Seng Investment Index Funds Series - H Share	37,021	820,615
Hang Seng Investment Index Funds Series II	12,500	441,587
Tracker Fund of Hong Kong	98,498	350,371
		1,612,573
INDIA – 0.5%
iShares MSCI India Index Fund	55,200	433,320
Total Investment Companies (Cost $4,338,389)		4,534,990
RIGHTS – 0.0%
AUSTRIA – 0.0%
Raiffeisen Intl Bk Rights	4,348	0
Total Rights (Cost $0)		0

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2007

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 0.8%
Bear Stearns & Co., Inc., 3.94%-5.25%, Due 10/1/07, Repurchase price $639,099, Collateralized by $970,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $661,724)	$638,451	$638,451
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $638,451)		638,451
Total Investments (Cost $64,017,198)	99.7%	$82,926,158
Other assets in excess of liabilities	0.3%	228,147
Net Assets	100.0%	$83,154,305

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2007.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Liability Co.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

ACTIVELY MANAGED BOND FUND

September 30, 2007

	PRINCIPAL AMOUNT	VALUE
COMMERCIAL PAPER – 5.1%
GE Capital Corp., 0.00%, 10/2/07	$3,000,000	$2,999,222
UBS Americas Inc., 0.00%, 10/1/07	3,000,000	2,999,604
Total Commercial Paper (Cost $5,999,611)		5,998,826
CORPORATE BONDS – 6.4%
Citigroup, Inc., 6.50%, 1/18/11 (a)	500,000	519,891
Financing Corp., 9.40%, 2/8/18	100,000	134,902
General Electric Capital Corp., 4.63%, 8/5/25, Medium Term Note	400,000	370,686
Morgan Stanley Dean Witter, 5.30%, 3/1/13 (a)	1,000,000	984,226
Public Service Electric & Gas, 6.38%, 5/1/08	525,000	527,667
Transamerica Financial Corp., 0.00%, 9/1/12 (a)	3,000,000	2,277,810
U.S. Bank, N.A. 6.30%, 2/4/14 (a)	1,500,000	1,552,671
6.38%, 8/1/11	1,000,000	1,041,498
Total Corporate Bonds (Cost $7,297,658)		7,409,351
MORTGAGE-BACKED SECURITIES – 17.3%
Banc of America Mortgage Securities 5.50%, 7/25/33, Remic 03-5 1A38	1,000,000	981,989
5.50%, 4/25/34, Remic 04-3 1A24	1,000,000	980,842
5.50%, 7/25/35, Remic 05-6 1A5	1,448,712	1,446,520
Bear Stearns Asset Backed Securities, Inc., 5.50%, 12/25/35, Remic 06-AC1 21A2	855,966	849,739
Countrywide Alternative Loan Trust 5.50%, 9/25/35, Remic 05-35CB 2A2	907,825	875,483
5.50%, 11/25/35, Remic 05-55CB 2A2	1,198,640	1,172,264
5.50%, 12/25/35, Remic 05-57CB 4A7	1,000,000	934,196
Countrywide Home Loans, Inc. 4.50%, 8/25/19, Remic 04-J7 2A2	1,000,000	930,896
5.50%, 11/25/35, Remic 05-J4 A8	900,000	842,428
CS First Boston Mortgage Securities Corp. Series 2005-3 3A6, 5.50%, 7/25/35	1,235,238	1,158,710
First Horizon Mortgage Pass-Through Trust - Series 2005-5 Class 2A1, 5.00%, 10/25/20	1,507,513	1,476,255
GSR Mortgage Loan Trust, 6.50%, 5/25/34, Remic 04-6F 3A3	2,500,000	2,554,583
Residential Asset Securitization Trust, 5.75%, 12/25/34, Remic 04-A9 A10	1,000,000	986,341
Washington Mutual MSC Mortgage Pass-Through Certificates 5.75%, 2/25/33, Remic 03-MS2 4A6	1,000,000	985,430
6.00%, 11/25/35, Remic 05-10 3CB2	836,260	825,143
Wells Fargo Mortgage Backed Securities Trust 0.00%, 1/25/19, Remic 04-2 APO	3,207,709	2,564,923
5.50%, 2/25/34, Remic 04-1 A37	611,430	555,226
Total Mortgage-Backed Securities (Cost $20,431,839)		20,120,968
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 69.2%
FEDERAL FARM CREDIT BANK
5.70%, 4/18/22	1,000,000	990,691
FEDERAL HOME LOAN BANK
5.00%, 12/15/14	1,000,000	999,709
5.13%, 4/24/08	2,000,000	2,002,992
6.15%, 7/24/18	200,000	200,213

	PRINCIPAL AMOUNT	VALUE
FEDERAL HOME LOAN MORTGAGE CORP.
5.00%, 9/21/18, Medium Term Note	$700,000	$700,062
5.00%, 10/15/22, Remic 2662DG	775,000	752,316
5.45%, 11/21/13	1,500,000	1,509,894
5.50%, 10/15/17, Remic 2517BH	1,142,747	1,158,625
5.50%, 8/15/31, Remic 2672GH	2,000,000	1,962,476
5.50%, 11/15/31, Remic 2382DZ	712,047	656,644
5.50%, 8/15/32, Remic 2492Z	3,638,734	3,512,816
5.95%, 5/15/28, Remic 2059Z	371,949	375,404
6.00%, 4/15/13, Remic 2052PL	314,747	320,411
6.00%, 6/15/23, Remic 2707VD	2,000,000	1,990,919
6.00%, 3/15/28, Remic 2115BJ	2,116,320	2,130,850
6.00%, 8/15/28, Remic 2205ZA	1,590,171	1,598,988
6.00%, 3/15/29, Remic 2132PE	1,000,000	1,015,521
6.00%, 6/15/29, Remic 2162PH	534,056	542,727
6.00%, 8/15/29, Remic 2303CJ	256,484	257,360
6.00%, 4/15/31, Remic 2306PL	1,175,492	1,190,885
6.00%, 9/15/31, Remic 2365C	330,954	335,564
6.00%, 10/15/31, Remic 2794AZ	1,220,794	1,144,775
6.00%, 8/15/32, Remic 2489PE	500,000	506,946
6.00%, 8/15/32, Remic 2485WG	1,000,000	1,009,094
6.00%, 2/15/33, Remic 2575QE	1,947,035	1,959,561
6.00%, 1/15/34, Remic 2728DC	1,000,000	1,012,185
6.00%, 4/15/34, Remic 2778ZT	1,435,471	1,434,619
6.00%, 6/15/34, Remic 2809GJ	1,000,000	1,002,577
6.00%, 11/15/34, Remic 2881BZ	533,161	529,517
6.50%, 12/15/23, Remic 1628LZ	712,480	735,498
6.50%, 5/15/28, Remic 2060Z	552,423	566,982
6.50%, 6/15/31, Remic 2328QE	611,025	623,573
6.50%, 7/15/31, Remic 2333KA	689,705	709,592
6.75%, 5/15/28, Remic 2057PE	387,659	397,907
7.00%, 6/15/28, Remic 2064TE	118,579	123,743
7.50%, 5/15/28, Remic 2054PV	314,011	329,599
8.00%, 6/15/22, Remic 1316Z	5,064	5,284
8.00%, 6/15/22, Remic 1316ZA	316,529	316,121
FEDERAL NATIONAL MORTGAGE ASSOC.
0.00%, 10/25/22, Remic 93-124M	66,559	57,698
0.00%, 6/25/23, Remic 93-100K	234,360	210,500
0.00%, 7/25/30, Remic 00-23PO	393,266	322,884
0.00%, 6/27/36	5,000,000	628,145
4.00%, 9/29/14	500,000	500,000
4.00%, 10/12/16	1,000,000	999,834
4.00%, 4/25/19, Remic 04-18CB	1,000,000	913,167
5.00%, 4/29/19	858,000	850,675
5.30%, 5/7/12	1,000,000	1,006,966
5.50%, 3/25/17, Remic 02-11QG	700,000	707,168
5.50%, 7/25/30, Remic 05-45YB	1,000,000	1,003,269
5.50%, 11/25/31, Remic 03-91QD	500,000	490,226
5.50%, 3/25/32, Remic 03-32PH	1,920,996	1,889,181
5.50%, 1/25/33, Remic 04-61EQ	1,000,000	968,780
6.00%, 2/17/16	500,000	500,929
6.00%, 2/22/16	500,000	500,144
6.00%, 4/6/20	1,000,000	1,000,315
6.00%, 5/19/20	750,000	747,520
6.00%, 9/1/25, Pool #344321	452,432	453,109
6.00%, 6/15/26, Remic 3174 HD	1,330,549	1,359,430
6.00%, 3/18/28, Remic 98-11Z	629,220	640,441
6.00%, 10/25/32, Remic 04-45ZL	1,220,794	1,212,977
6.13%, 9/4/18	200,000	200,065

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

ACTIVELY MANAGED BOND FUND (CONTINUED)

September 30, 2007

	PRINCIPAL AMOUNT	VALUE
FEDERAL NATIONAL MORTGAGE ASSOC. (Continued)
6.50%, 12/25/23, Remic 93-223ZA	$1,742,208	$1,805,660
6.50%, 10/25/28, Remic 98-59Z	534,037	543,853
6.50%, 10/25/31, Remic 02-48GF	979,493	991,533
7.00%, 6/25/13, Remic 93-65ZZ	867,030	891,108
7.00%, 2/25/23, Remic 97-61ZC	223,134	234,583
7.00%, 7/25/23, Remic 93-112ZB	813,685	845,005
7.00%, 12/25/23, Remic 93-250DZ	211,718	228,326
7.05%, 10/30/15	1,000,000	1,001,920
7.38%, 4/25/24, Remic 94-65LL	233,000	246,121
7.50%, 9/25/22, Remic 92-161H	96,471	102,518
7.50%, 4/25/24, Remic 94-61E	273,156	287,407
7.50%, 6/17/26, Remic G96-1PK	281,689	300,887
7.50%, 2/25/30, Remic 00-2ZE	731,487	765,169
8.00%, 4/25/22, Remic 92-55DZ	569,242	582,692
8.25%, 5/1/10, Pool #15569	493	494
8.40%, 12/25/21, Remic 91-169M	12,402	13,392
9.00%, 11/25/28, Remic 98-62DC	523,987	585,653
10.00%, 6/17/27, Remic 97-49B	10,665	11,986
GOVERNMENT NATIONAL MORTGAGE ASSOC.
5.25%, 1/16/32, Remic 03-6BE	1,000,000	990,639
5.50%, 4/16/33, Remic 03-83BC	1,000,000	977,507
6.00%, 5/20/23, Remic 04-5VB	1,000,000	1,016,296
6.00%, 12/16/33, Remic 03-114Z	2,503,242	2,569,377
6.50%, 3/20/31, Remic 01-4PM	498,155	511,931
7.00%, 2/20/26, Remic 98-22K	260,914	270,928
7.50%, 9/17/25, Remic 98-26K	302,118	317,778
7.50%, 7/20/27, Remic 97-11D	238,489	246,108
8.00%, 9/16/29, Remic 99-31ZC	285,762	306,453
9.50%, 3/20/25, Pool #1977	16,497	18,026
U.S. TREASURY BONDS
9.25%, 2/15/16	3,520,000	4,671,976
U.S. TREASURY STRIPS
0.00%, 2/15/10	6,180,000	5,632,359
Total United States Government & Agency Obligations (Cost $80,114,802)		80,743,748
REPURCHASE AGREEMENT – 1.6%
Bear Stearns & Co., Inc., 3.95%, Due 10/1/07, Repurchase price $1,876,254, Collateralized by $2,830,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $1,930,598)	1,868,792	1,868,792
Total Repurchase Agreement (Cost $1,868,792)		1,868,792
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 0.8%
Bear Stearns & Co., Inc., 3.94%-5.25%, Due 10/1/07, Repurchase price $976,781, Collateralized by $1,475,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $1,006,230)	976,357	976,357
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $976,357)		976,357
Total Investments (Cost $116,689,058)	100.4%	$117,118,042
Liabilities in excess of other assets	(0.4)%	(515,659)
Net Assets	100.0%	$116,602,383

(a)  All or part of this security has been loaned as of September 30, 2007.

Remic - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERMEDIATE-TERM BOND FUND

September 30, 2007

	PRINCIPAL AMOUNT	VALUE
COMMERCIAL PAPER – 6.7%
Intesa Funding, 0.00%, 10/1/07	$1,000,000	$999,856
UBS Americas Inc., 0.00%, 10/1/07	1,000,000	999,868
Total Commercial Paper (Cost $2,000,000)		1,999,724
CORPORATE BONDS – 8.3%
Citigroup, Inc., 6.50%, 1/18/11	500,000	519,891
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	500,000	522,542
General Electric Co., 5.00%, 2/1/13 (a)	1,000,000	991,266
Morgan Stanley, 6.60%, 4/1/12 (a)	450,000	467,366
Total Corporate Bonds (Cost $2,497,362)		2,501,065
MORTGAGE-BACKED SECURITIES – 11.4%
Banc of America Alternative Loan Trust, 6.00%, 8/25/34, Remic 04-7 2A2	486,480	490,057
Bear Stearns Asset Backed Securities, Inc., 5.50%, 12/25/35, Remic 06-AC1 21A2	350,168	347,621
GSR Mortgage Loan Trust, 6.50%, 5/25/34, Remic 04-6F 3A3	1,200,000	1,226,200
Residential Asset Mortgage Products, Inc., 7.00%, 6/25/32, Remic 02-SL1 AI3	397,640	396,599
Structured Asset Securities Corp. 0.00%, 8/25/31, Remic 01-SB1 APO	271,152	186,973
5.50%, 7/25/33, Remic 03-21 1A3	282,842	272,092
Washington Mutual, 6.50%, 10/19/29, Remic 02-S4 A4	181,302	183,472
Wells Fargo Mortgage Backed Securities Trust, 0.00%, 1/25/19, Remic 04-2 APO	397,851	318,126
Total Mortgage-Backed Securities (Cost $3,504,231)		3,421,140
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 70.0%
FEDERAL HOME LOAN BANK
5.00%, 10/24/11	150,000	150,057
5.00%, 11/18/11	330,000	330,257
5.00%, 11/26/12	614,286	611,591
5.00%, 3/16/15	1,000,000	999,286
FEDERAL HOME LOAN MORTGAGE CORP.
5.50%, 10/15/17, Remic 2517BH	1,142,747	1,158,625
5.95%, 5/15/28, Remic 2059Z	320,645	323,624
6.00%, 4/15/13, Remic 2052PL	188,849	192,247
6.00%, 8/15/16, Remic 2344 QG	254,402	261,192
6.00%, 11/1/21, Gold Pool #C90492	109,602	110,824
6.00%, 11/15/23, Remic 1620Z	271,940	273,595
6.00%, 3/15/29, Remic 2132PE	793,000	805,308
6.25%, 12/15/28, Remic 2108CB	247,358	246,950
6.50%, 10/15/08, Remic 1587Z	151,295	151,049
6.50%, 1/15/28, Remic 2036-PG	500,000	508,376
6.50%, 4/15/28, Remic 2053Z	302,417	312,083
6.50%, 6/15/31, Remic 2328QE	407,350	415,715
6.50%, 1/15/32, Remic 2407BJ	169,726	176,997
6.75%, 5/15/28, Remic 2057PE	339,060	348,024
7.00%, 7/15/22, Remic 1311K	81,038	83,675
7.00%, 6/15/28, Remic 2064TE	118,579	123,743
7.50%, 5/15/28, Remic 2054PV	169,083	177,476
8.00%, 9/1/09, Pool #189332	26,028	26,372
8.50%, 9/15/24, Remic 1753D	25,615	27,014
9.00%, 3/15/20, Remic 34D	200	200

	PRINCIPAL AMOUNT	VALUE
FEDERAL NATIONAL MORTGAGE ASSOC.
0.00%, 3/1/18, Remic 29-1	$1,141	$938
0.00%, 4/25/24, Remic 94-76KB	92,988	62,263
4.00%, 4/25/19, Remic 04-18CB	1,000,000	913,167
4.02%, 8/18/08	184,000	182,964
5.00%, 4/11/14	400,000	400,039
5.00%, 9/15/14	350,000	349,965
5.00%, 12/30/14	500,000	499,496
5.25%, 1/28/13	600,000	599,888
5.30%, 5/7/12	1,000,000	1,006,966
5.50%, 12/30/14	400,000	399,668
5.50%, 7/25/30, Remic 05-45YB	500,000	501,634
5.50%, 3/25/32, Remic 03-32PH	1,000,000	983,438
5.50%, 9/25/32, Remic 03-47PD	338,000	331,483
5.50%, 1/25/33, Remic 04-61EQ	400,000	387,512
6.00%, 2/17/16	500,000	500,929
6.00%, 2/22/16	500,000	500,144
6.00%, 2/25/17, Remic 02-2UC	251,149	256,061
6.00%, 9/1/25, Pool #344321	285,419	285,846
6.00%, 7/25/29, Remic 99-32B	325,466	324,266
6.00%, 10/25/31, Remic 01-53OP	439,906	445,707
7.00%, 6/25/13, Remic 93-65ZZ	428,006	439,892
7.00%, 9/29/14	500,000	500,000
7.00%, 1/25/22, Remic G92-15Z	136,662	139,528
7.00%, 1/25/42, Remic 02-14A1	41,425	42,983
7.50%, 9/25/21, Remic 91-113ZE	239,357	254,906
7.50%, 10/25/21, Remic G-41PT	51,130	52,915
8.00%, 1/25/23, Remic 93-4LA	35,993	38,601
8.60%, 10/25/19, Remic 89-62G	17,428	18,850
GOVERNMENT NATIONAL MORTGAGE ASSOC.
5.00%, 11/16/28, Remic 2004-4 MC	1,000,000	1,002,404
5.50%, 4/16/33, Remic 03-83BC	1,000,000	977,507
6.00%, 6/16/32, Remic 02-41ZD	302,459	304,803
7.00%, 8/16/32, Remic 03-115BV	329,764	342,901
8.25%, 6/15/27, Pool #440640	135,508	145,027
Total United States Government & Agency Obligations (Cost $21,110,090)		21,006,971
REPURCHASE AGREEMENT – 3.3%
Bear Stearns & Co., Inc., 3.95%, Due 10/1/07, Repurchase price $977,367, Collateralized by $1,475,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $1,006,230)	976,397	976,397
Total Repurchase Agreement (Cost $976,397)		976,397
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 1.0%
Bear Stearns & Co., Inc., 3.94%, Due 10/1/07, Repurchase price $309,104, Collateralized by $470,000 U.S. Treasury Strips, 0.00%, Due 2/15/16 (Value $320,629)	309,003	309,003
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $309,003)		309,003
Total Investments (Cost $30,397,083)	100.7%	$30,214,300
Liabilities in excess of other assets	(0.7)%	(196,538)
Net Assets	100.0%	$30,017,762

(a)  All or part of this security has been loaned as of September 30, 2007.

REMIC - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
ASSETS:
Investments in securities at value—Note 2A	$126,063,774	$98,738,860	$52,151,291
Repurchase agreements at cost—Note 2C	8,948,467	12,103,729	13,793,751
Total Investments	135,012,241	110,842,589	65,945,042
Receivable for investments sold	1,551,967	502,062	370,451
Receivable for units of beneficial interest sold	18,227	26,991	6,008
Dividends and interest receivable	137,968	137,807	33,465
Other assets	4,307	3,231	4,282
Total Assets	136,724,710	111,512,680	66,359,248
LIABILITIES:
Payable for investments purchased	1,118,940	438,578	196,843
Payable upon return of securities loaned—Note 4C	5,626,900	11,036,041	12,659,222
Payable for units of beneficial interest redeemed	65,118	66,190	21,808
Net payable for variation margin on futures contracts	10,628	—	—
Accrued expenses and other payables:
Investment management fees	54,260	44,008	45,489
Trustees' fees and expenses	11,233	10,314	11,233
Shareholder servicing fees and expenses	54,590	42,639	22,928
Other accrued expenses	179,984	165,277	115,192
Total Liabilities	7,121,653	11,803,047	13,072,715
NET ASSETS	$129,603,057	$99,709,633	$53,286,533
NET ASSETS CONSIST OF:
Paid in capital (deficit)	$(240,780,209)	$(74,416,303)	$(90,850,132)
Accumulated net investment income (loss)	53,666,568	27,467,489	(10,977,450)
Accumulated net realized gain	284,282,562	142,484,879	147,610,445
Unrealized appreciation	32,434,136	4,173,568	7,503,670
Net Assets	$129,603,057	$99,709,633	$53,286,533
NET ASSET VALUE offering and redemption price per unit	$10.79	$12.46	$9.45
Outstanding units of beneficial interest*	12,008,587	8,005,384	5,639,991
Investments in securities at cost	$102,595,023	$106,669,021	$58,441,372

  *  At September 30, 2007 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

SEPTEMBER 30, 2007

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
ASSETS:
Investments in securities at value—Note 2A	$82,287,707	$114,272,893	$28,928,900
Repurchase agreements at cost—Note 2C	638,451	2,845,149	1,285,400
Total Investments	82,926,158	117,118,042	30,214,300
Foreign currency at value (cost $3,603,501)	3,617,500	—	—
Unrealized appreciation on forward foreign currency exchange contracts—Note 2K	160,601	—	—
Receivable for investments sold	1,896,356	—	—
Receivable for units of beneficial interest sold	41,759	6,296	282
Dividends and interest receivable	70,550	741,147	215,382
Reclaims receivable	222,851	—	—
Other assets	4,310	3,377	4,042
Total Assets	88,940,085	117,868,862	30,434,006
LIABILITIES:
Payable to custodian	127,279	—	—
Unrealized depreciation on forward foreign currency exchange contracts—Note 2K	974,310	—	—
Payable for investments purchased	3,779,030	—	—
Payable upon return of securities loaned—Note 4C	638,451	976,357	309,003
Payable for units of beneficial interest redeemed	23,939	36,099	—
Accrued expenses and other payables:
Investment management fees	52,205	38,463	9,917
Trustees' fees and expenses	11,013	11,013	11,013
Shareholder servicing fees and expenses	34,007	49,294	12,755
Other accrued expenses	145,546	155,253	73,556
Total Liabilities	5,785,780	1,266,479	416,244
NET ASSETS	$83,154,305	$116,602,383	$30,017,762
NET ASSETS CONSIST OF:
Paid in capital (deficit)	$(9,473,659)	$(152,318,291)	$(128,710,975)
Accumulated net investment income	812,527	234,205,168	144,142,666
Accumulated net realized gain	73,680,374	34,286,522	14,768,854
Unrealized appreciation (depreciation)	18,135,063	428,984	(182,783)
Net Assets	$83,154,305	$116,602,383	$30,017,762
NET ASSET VALUE offering and redemption price per unit	$20.65	$11.51	$9.56
Outstanding units of beneficial interest*	4,027,579	10,131,727	3,138,145
Investments in securities at cost	$64,017,198	$116,689,058	$30,397,083

  *  At September 30, 2007 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2007

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$98,730	$92,615	$98,599
Dividends	1,984,509	2,902,838	572,165
Securities lending	50,717	54,698	53,079
Total Investment Income	2,133,956	3,050,151	723,843
Expenses:
Investment management fees—Note 3A	696,618	586,663	626,180
Shareholder servicing fees and expenses—Note 3B	679,518	549,804	305,349
Custodian fees and expenses	28,104	31,245	30,866
Legal, accounting and auditing fees	70,625	58,639	66,615
Trustees' fees and expenses—Note 3C	39,964	39,744	39,964
Printing and postage	20,806	20,662	20,805
Insurance	23,638	19,192	10,947
Other	36,876	39,881	29,790
Total Expenses	1,596,149	1,345,830	1,130,516
Expense Reimbursement—Note 4D	(5,759)	(2,351)	(17,620)
Net Expenses	1,590,390	1,343,479	1,112,896
NET INVESTMENT INCOME (LOSS)	543,566	1,706,672	(389,053)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS AND FUTURES:
Net realized gains on investments	10,611,737	26,719,446	6,386,311
Net realized gains on futures	20,177	—	—
Net change in unrealized appreciation (depreciation) on investments	9,347,819	(17,661,835)	(241,299)
Net change in unrealized appreciation on futures	5,253	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	19,984,986	9,057,611	6,145,012
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,528,552	$10,764,283	$5,755,959

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED SEPTEMBER 30, 2007

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$143,705	$6,532,955	$1,643,813
Dividends (net of foreign withholding tax of $117,648)	1,821,615	—	—
Securities lending	7,000	4,761	5,996
Total Investment Income	1,972,320	6,537,716	1,649,809
Expenses:
Investment management fees—Note 3A	654,367	459,012	118,623
Shareholder servicing fees and expenses—Note 3B	414,958	581,518	150,346
Custodian fees and expenses	86,068	18,879	7,296
Legal, accounting and auditing fees	102,941	73,936	66,048
Trustees' fees and expenses—Note 3C	39,744	39,744	39,744
Printing and postage	20,662	20,805	20,805
Insurance	14,463	18,963	4,888
Other	43,447	30,418	23,841
Total Expenses	1,376,650	1,243,275	431,591
Expense Reimbursement—Note 4D	(2,823)	—	—
Net Expenses	1,373,827	1,243,275	431,591
NET INVESTMENT INCOME	598,493	5,294,441	1,218,218
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on investments	13,737,096	16,565	(31,949)
Net realized losses on foreign currency transactions	(377,235)	—	—
Net change in unrealized appreciation (depreciation) on investments	7,881,616	(321,829)	104,392
Net change in unrealized depreciation on foreign currency transactions	(774,740)	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	20,466,737	(305,264)	72,443
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,065,230	$4,989,177	$1,290,661

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS

	CORE EQUITY FUND		VALUE EQUITY FUND
	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006
OPERATIONS:
Net investment income	$543,566	$407,353	$1,706,672	$1,143,639
Net realized gains	10,631,914	5,903,453	26,719,446	7,971,684
Net increase (decrease) in unrealized appreciation (depreciation)	9,353,072	4,048,278	(17,661,835)	2,243,547
Net increase in net assets	20,528,552	10,359,084	10,764,283	11,358,870
CAPITAL TRANSACTIONS:
Value of units sold	10,524,585	9,250,572	14,445,469	9,626,639
Value of units redeemed	(31,536,775)	(17,606,508)	(28,073,444)	(14,530,505)
Net decrease in net assets	(21,012,190)	(8,355,936)	(13,627,975)	(4,903,866)
Net increase (decrease)	(483,638)	2,003,148	(2,863,692)	6,455,004
NET ASSETS at beginning of year as previously reported	130,210,903	128,207,755	102,671,249	96,216,245
Adjustment for accrual of post-retirement benefits—Note 5	(124,208)	—	(97,924)	—
NET ASSETS at beginning of year including accrual of post-retirement benefits	130,086,695	128,207,755	102,573,325	96,216,245
NET ASSETS at end of year	$129,603,057	$130,210,903	$99,709,633	$102,671,249
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	14,065,716	15,000,570	9,087,205	9,548,870
Units sold	1,043,098	1,034,122	1,182,862	918,831
Units redeemed	(3,100,227)	(1,968,976)	(2,264,683)	(1,380,496)
Net decrease	(2,057,129)	(934,854)	(1,081,821)	(461,665)
Units outstanding at end of year	12,008,587	14,065,716	8,005,384	9,087,205
	EMERGING GROWTH EQUITY FUND		INTERNATIONAL EQUITY FUND
	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006
OPERATIONS:
Net investment income (loss)	$(389,053)	$(481,724)	$598,493	$427,118
Net realized gains	6,386,311	4,189,347	13,359,861	10,726,620
Net increase (decrease) in unrealized appreciation (depreciation)	(241,299)	(2,473,400)	7,106,876	493,497
Net increase in net assets	5,755,959	1,234,223	21,065,230	11,647,235
CAPITAL TRANSACTIONS:
Value of units sold	5,371,186	5,323,934	8,712,028	6,569,565
Value of units redeemed	(15,945,172)	(10,025,156)	(19,078,209)	(8,804,470)
Net decrease in net assets	(10,573,986)	(4,701,222)	(10,366,181)	(2,234,905)
Net increase (decrease)	(4,818,027)	(3,466,999)	10,699,049	9,412,330
NET ASSETS at beginning of year as previously reported	58,160,031	61,627,030	72,524,420	63,112,090
Adjustment for accrual of post-retirement benefits—Note 5	(55,471)	—	(69,164)	—
NET ASSETS at beginning of year including accrual of post-retirement benefits	58,104,560	58,160,031	72,455,256	72,524,420
NET ASSETS at end of year	$53,286,533	$58,160,031	$83,154,305	$72,524,420
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	6,734,397	7,280,190	4,546,218	4,697,020
Units sold	564,446	611,744	461,533	443,696
Units redeemed	(1,658,852)	(1,157,537)	(980,172)	(594,498)
Net decrease	(1,094,406)	(545,793)	(518,639)	(150,802)
Units outstanding at end of year	5,639,991	6,734,397	4,027,579	4,546,218

  *  For the year ended September 30, 2006, unit transactions have been restated for a ten for one (Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund) and a five for one (International Equity Fund) unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ACTIVELY MANAGED BOND FUND		INTERMEDIATE-TERM BOND FUND
	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006
OPERATIONS:
Net investment income	$5,294,441	$5,011,341	$1,218,218	$1,150,762
Net realized gains (losses)	16,565	(75,410)	(31,949)	(149,752)
Net increase (decrease) in unrealized appreciation (depreciation)	(321,829)	(1,449,023)	104,392	(137,833)
Net increase in net assets	4,989,177	3,486,908	1,290,661	863,177
CAPITAL TRANSACTIONS:
Value of units sold	25,465,331	12,907,883	5,429,974	3,304,450
Value of units redeemed	(23,117,483)	(15,481,992)	(5,345,723)	(4,527,123)
Net increase (decrease) in net assets	2,347,848	(2,574,109)	84,251	(1,222,673)
Net increase (decrease)	7,337,025	912,799	1,374,912	(359,496)
NET ASSETS at beginning of year as previously reported	109,369,675	108,456,876	28,670,193	29,029,689
Adjustment for accrual of post-retirement benefits—Note 5	(104,317)	—	(27,343)	—
NET ASSETS at beginning of year including accrual of post-retirement benefits	109,265,358	108,456,876	28,642,850	29,029,689
NET ASSETS at end of year	$116,602,383	$109,369,675	$30,017,762	$28,670,193
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	9,926,396	10,165,800	3,128,212	3,265,135
Units sold	2,254,625	1,205,528	579,023	370,151
Units redeemed	(2,049,294)	(1,444,932)	(569,090)	(507,074)
Net increase (decrease)	205,331	(239,404)	9,933	(136,923)
Units outstanding at end of year	10,131,727	9,926,396	3,138,145	3,128,212

  *  For the year ended September 30, 2006, unit transactions have been restated for a five for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS

	CORE EQUITY FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$9.26	$8.55	$7.60	$7.05	$6.08
Adjustment for accrual of post-retirement benefits—Note 5	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$9.25	$8.55	$7.60	$7.05	$6.08
Income from Investment Operations:
Net investment income	0.69	0.03	0.05	0.02	— **
Net realized and unrealized gain on investments	0.85	0.68	0.90	0.53	0.97
Total from Investment Operations	1.54	0.71	0.95	0.55	0.97
Net Asset Value, end of the year	$10.79	$9.26	$8.55	$7.60	$7.05
Total Return including accrual of post-retirement benefits	16.65%	8.34%	12.46%	7.74%	16.02%
Adjustment for accrual of post-retirement benefits—Note 5	(0.13)%	—	—	—	—
Total Return	16.52%	8.34%	12.46%	7.74%	16.02%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.19)%	(1.20)%	(1.18)%	(1.17)%	(1.10)%
Net Expenses	(1.19)%	(1.18)%	(1.17)%	(1.17)%	(1.10)%
Net investment income (loss)	0.41%	0.31%	0.59%	0.23%	(0.06)%
Portfolio turnover rate	34.03%	35.90%	61.73%	52.45%	120.81%
Net Assets, end of the year ($1,000's)	$129,603	$130,211	$128,208	$143,653	$153,062
	VALUE EQUITY FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$11.30	$10.08	$8.95	$7.56	$6.41
Adjustment for accrual of post-retirement benefits—Note 5	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$11.29	$10.08	$8.95	$7.56	$6.41
Income from Investment Operations:
Net investment income	0.19	0.12	0.09	0.07	0.06
Net realized and unrealized gain on investments	0.98	1.10	1.04	1.32	1.09
Total from Investment Operations	1.17	1.22	1.13	1.39	1.15
Net Asset Value, end of the year	$12.46	$11.30	$10.08	$8.95	$7.56
Total Return including accrual of post-retirement benefits	10.36%	12.15%	12.61%	18.31%	17.95%
Adjustment for accrual of post-retirement benefits—Note 5	(0.09)%	—	—	—	—
Total Return	10.27%	12.15%	12.61%	18.31%	17.95%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.24)%	(1.25)%	(1.25)%	(1.24)%	(1.32)%
Net Expenses	(1.23)%	(1.24)%	(1.25)%	(1.24)%	(1.32)%
Net investment income	1.57%	1.17%	0.99%	0.82%	0.91%
Portfolio turnover rate	122.66%	29.72%	22.40%	51.63%	77.13%
Net Assets, end of the year ($1,000's)	$99,710	$102,671	$96,216	$102,236	$80,423

  *  For a unit outstanding throughout the period using average units basis.

  **  Less than $0.01 per unit.

  ^  Financial highlights per unit amounts have been restated for periods indicated for a ten for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	EMERGING GROWTH EQUITY FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$8.64	$8.47	$7.39	$6.28	$5.11
Adjustment for accrual of post-retirement benefits—Note 5	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$8.63	$8.47	$7.39	$6.28	$5.11
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.07)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain on investments	0.88	0.24	1.14	1.18	1.22
Total from Investment Operations	0.82	0.17	1.08	1.11	1.17
Net Asset Value, end of the year	$9.45	$8.64	$8.47	$7.39	$6.28
Total Return including accrual of post-retirement benefits	9.50%	2.07%	14.56%	17.62%	23.06%
Adjustment for accrual of post-retirement benefits—Note 5	(0.13)%	—	—	—	—
Total Return	9.37%	2.07%	14.56%	17.62%	23.06%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.88)%	(1.88)%	(1.83)%	(1.83)%	(1.96)%
Net Expenses	(1.85)%	(1.84)%	(1.79)%	(1.83)%	(1.96)%
Net investment loss	(0.65)%	(0.79)%	(0.77)%	(1.02)%	(0.98)%
Portfolio turnover rate	62.61%	74.54%	129.49%	88.67%	161.68%
Net Assets, end of the year ($1,000's)	$53,287	$58,160	$61,627	$67,373	$68,237
	INTERNATIONAL EQUITY FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$15.95	$13.44	$10.20	$8.73	$7.57
Adjustment for accrual of post-retirement benefits—Note 5	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$15.94	$13.44	$10.20	$8.73	$7.57
Income from Investment Operations:
Net investment income	0.15	0.09	0.04	0.06	0.09
Net realized and unrealized gain on investments	4.56	2.42	3.20	1.41	1.07
Total from Investment Operations	4.71	2.51	3.24	1.47	1.16
Net Asset Value, end of the year	$20.65	$15.95	$13.44	$10.20	$8.73
Total Return including accrual of post-retirement benefits	29.55%	18.71%	31.67%	16.86%	15.35%
Adjustment for accrual of post-retirement benefits—Note 5	(0.08)%	—	—	—	—
Total Return	29.47%	18.71%	31.67%	16.86%	15.35%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.68)%	(1.77)%	(1.86)%	(1.61)%	(1.70)%
Net Expenses	(1.68)%	(1.74)%	(1.85)%	(1.61)%	(1.70)%
Net investment income	0.73%	0.62%	0.34%	0.63%	1.13%
Portfolio turnover rate	58.23%	81.99%	90.95%	98.88%	24.50%
Net Assets, end of the year ($1,000's)	$83,154	$72,524	$63,112	$61,161	$57,042

  *  For a unit outstanding throughout the period using average units basis.

  ^  Financial highlights per unit amounts have been restated for periods indicated for a ten for one (Emerging Growth Equity Fund) and a five for one (International Equity Fund) unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	ACTIVELY MANAGED BOND FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$11.02	$10.67	$10.39	$10.10	$9.83
Adjustment for accrual of post-retirement benefits—Note 5	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$11.01	$10.67	$10.39	$10.10	$9.83
Income (Loss) from Investment Operations:
Net investment income	0.52	0.50	0.46	0.43	0.51
Net realized and unrealized loss on investments	(0.02)	(0.15)	(0.18)	(0.14)	(0.24)
Total from Investment Operations	0.50	0.35	0.28	0.29	0.27
Net Asset Value, end of the year	$11.51	$11.02	$10.67	$10.39	$10.10
Total Return including accrual of post-retirement benefits	4.54%	3.30%	2.72%	2.83%	2.73%
Adjustment for accrual of post-retirement benefits—Note 5	(0.09)%	—	—	—	—
Total Return	4.45%	3.30%	2.72%	2.83%	2.73%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.08)%	(1.10)%	(1.09)%	(1.03)%	(0.93)%
Net investment income	4.61%	4.64%	4.38%	4.20%	5.11%
Portfolio turnover rate	13.06%	8.61%	29.07%	53.28%	77.69%
Net Assets, end of the year ($1,000's)	$116,602	$109,370	$108,457	$127,483	$134,277
	INTERMEDIATE-TERM BOND FUND
	Year Ended
	9/30/2007	9/30/2006^	9/30/2005^	9/30/2004^	9/30/2003^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$9.16	$8.89	$8.71	$8.57	$8.43
Adjustment for accrual of post-retirement benefits—Note 5	— **	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$9.16	$8.89	$8.71	$8.57	$8.43
Income (Loss) from Investment Operations:
Net investment income	0.38	0.36	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.02	(0.09)	(0.16)	(0.13)	(0.13)
Total from Investment Operations	0.40	0.27	0.18	0.14	0.14
Net Asset Value, end of the year	$9.56	$9.16	$8.89	$8.71	$8.57
Total Return including accrual of post-retirement benefits	4.37%	3.04%	2.09%	1.59%	1.66%
Adjustment for accrual of post-retirement benefits—Note 5	0.00%	—	—	—	—
Total Return	4.37%	3.04%	2.09%	1.59%	1.66%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.45)%	(1.51)%	(1.47)%	(1.38)%	(1.37)%
Net investment income	4.11%	4.02%	3.87%	3.11%	3.20%
Portfolio turnover rate	20.93%	14.27%	30.62%	71.15%	99.53%
Net Assets, end of the year ($1,000's)	$30,018	$28,670	$29,030	$35,488	$38,204

  *  For a unit outstanding throughout the period using average units basis.

  **  Less than $0.01 per unit.

  ^  Financial highlights per unit amounts have been restated for periods indicated for a five for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1. GENERAL

Participation in RSI Retirement Trust (the "Trust") is limited to IRAs and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans that are qualified under Section 401 of the Code ("Participating Plans").

In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2007, six classes of an unlimited number of units of beneficial interest in the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940. Retirement System Distributors Inc. ("Distributors") acts as the primary distributor of the Investment Funds' units of beneficial interest. Distributors is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup®"). The officers of the Trust are also officers of RSGroup® and its subsidiaries.

RSGroup® is a full service retirement benefits consulting firm, serving both tax-qualified and non-qualified retirement plans. It provides consulting, administrative, recordkeeping, trust, custodial, distribution and investment advisory services through five wholly-owned subsidiary companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

A.  Securities Valuation. Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

1.  each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing price or bid price;

2.  United States government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

3.  short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Board of Trustees ("Trustees").

Investments and other assets and liabilities denominated in foreign currencies are translated daily to United States dollars at the prevailing rates of exchange. Purchases and sales of securities, including transaction costs and income receipts, are translated into United States dollars at the prevailing exchange rates on the respective transaction dates. Foreign currency exchange rates are generally determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Occasionally, events affecting the values of such securities and such exchange rates may occur between the close of trading for such securities and the time as of which the value of the Trust's assets is calculated. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trustees or in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of September 30, 2007, the Trust does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

B.  Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of discount and amortization of premium on investments and zero coupon bonds, is recognized on the interest method. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

C.  Repurchase Agreements. The Investment Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Investment Funds' adviser, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

D.  Securities Lending. The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

E.  Dividends to Unitholders. The Trust does not normally declare or pay dividends on its net investment income or capital gains.

F.  Federal Income Taxes. The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") with respect to funds derived from Participating Plans that are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

G.  Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the past year. Actual results could differ from those estimates.

H.  Allocation Methods. The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributable to each Investment Fund are charged to that Investment Fund's operations; expenses that are applicable to all Investment Funds are allocated evenly, or by another appropriate basis, among the Investment Funds.

Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

I.  Financial Futures Contracts. The Investment Funds may enter into financial futures contracts that require initial margin deposits of cash or U.S. government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are made or received to reflect daily unrealized gains or losses. Each Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

J.  Options Valuation. The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security. For the year ended September 30, 2007, the Investment Funds did not write any options on equity securities.

K.  Forward Currency Contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

As of September 30, 2007, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements as the Fund's net unrealized depreciation of $813,709, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at September 30, 2007.

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation (Depreciation)
Short Contracts
Australian Dollar	11/20/07	$2,328,029	$2,645,224	$(317,195)
Canadian Dollar	11/19/07	776,010	839,440	(63,430)
Czech Koruna	12/27/07	438,659	445,548	(6,889)
Hungarian Forint	11/19/07	1,907,174	2,100,575	(193,401)
Hungarian Forint	11/23/07	415,281	454,249	(38,968)
Mexican Nuevo Peso	11/20/07	776,010	802,165	(26,155)
Polish Zloty	11/19/07	2,745,226	2,961,574	(216,348)
Polish Zloty	12/24/07	349,025	355,184	(6,159)
Turkish Lira	11/19/07	547,569	646,322	(98,753)
Turkish Lira	12/24/07	239,020	246,032	(7,012)
Total Short Contracts		$10,522,003	$11,496,313	$(974,310)

Long Contracts
Australian Dollar	11/20/07	$2,569,663	$2,645,225	$75,562
Canadian Dollar	11/19/07	814,792	839,440	24,648
Hungarian Forint	11/19/07	1,267,406	1,286,969	19,563
Hungarian Forint	11/23/07	449,241	454,249	5,008
Mexican Nuevo Peso	11/20/07	395,826	397,782	1,956
Polish Zloty	11/19/07	2,117,677	2,147,002	29,325
Polish Zloty	12/24/07	350,645	355,184	4,539
Total Long Contracts		$7,965,250	$8,125,851	$160,601
Net Unrealized Depreciation				$(813,709)

NOTE 3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Investment Management Fees.  Retirement System Investors Inc. ("RSI"), a wholly-owned subsidiary of RSGroup®, is the investment adviser to the Trust and retains sub-advisers to manage each of the Investment Funds. The Investment Funds pay RSI an investment advisory fee to provide general oversight with respect to portfolio management and compliance matters, which includes reporting of Investment Fund and sub-adviser performance to the Trustees and its Investment Committee,

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sub-advisory portfolio analysis, and presentations to unitholders. Investment advisory fees are payable to RSI monthly and fees incurred by RSI pursuant to the provisions of its investment management contracts are payable quarterly to all sub-advisers.

Under a "manager of managers" contract between the Trust and RSI, the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund each pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee schedules shown, based on the respective Fund's average daily net assets. From the total advisory fee, RSI pays an annual fee rate to the Investment Funds' sub-advisers (Sub-Advisory Fee, below). Effective November 15, 2006, the Value Equity Fund also pays a total advisory fee to RSI under a "manager of managers" contract based on the Fund's average daily net assets and RSI pays the fund's sub-advisers the annual sub-advisory fee rate, both as indicated in the table below.

Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
CORE EQUITY FUND

0.52% on first $250 million, 0.48% over $250 million	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, 0.15% over $1 billion

	Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, 0.04% over $100 million

VALUE EQUITY FUND

0.54% on first $150 million, 0.48% over $150 million	LSV Asset Management (since November 15, 2006)	0.30% on first $25 million, 0.25% on next $25 million, 0.20% on next $50 million, 0.15% on next $100 million, and on assets over $200 million, a flat fee of 0.20%

	DePrince, Race & Zollo, Inc. (since November 15, 2006)	0.55% on first $45 million, 0.50% over $45 million

EMERGING GROWTH EQUITY FUND

1.04% on first $150 million, 0.94% over $150 million	Batterymarch Financial Management, Inc.	0.85% on first $ 25 million, 0.70% on next $75 million, 0.60% over $100 million

	Neuberger Berman Management Inc.	0.80%

INTERNATIONAL EQUITY FUND

0.80%	Julius Baer Investment Management LLC	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, 0.40% over $100 million

The Actively Managed Bond Fund and the Intermediate-Term Bond Fund (the "Bond Funds") pay, and prior to November 15, 2006, the Value Equity Fund paid, an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee rates indicated below based on the respective Investment Fund's average daily net assets. From the total

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

advisory fees, RSI retained 0.20% per annum based on the average daily net assets of the Value Equity Fund and retains 0.15% per annum based on the average daily net assets of the Bond Funds. RSI paid an annual fee to the Value Equity Fund's sub-adviser (Sub-Advisory Fee, below), based on its average daily net assets as shown in the table below. The sub-adviser to the Bond Funds is paid an annual fee by RSI, also as indicated below, based on the combined average daily net assets of these two investment funds.

Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
VALUE EQUITY FUND

0.55% on first $150 million, 0.50% over $150 million	Shay Assets Management, Inc. (prior to November 15, 2006)	0.35% on first $150 million, 0.30% over $150 million

ACTIVELY MANAGED BOND AND INTERMEDIATE-TERM BOND FUNDS

0.40% on first $150 million, 0.35% over $150 million	Shay Assets Management, Inc.	0.25% on first $150 million, 0.20% over $150 million

B.  Shareholder Servicing Fees. For the year ended September 30, 2007, shareholder servicing fees and expenses consisted of fees paid to Retirement System Consultants Inc., ("RSC", a subsidiary of RSGroup®) under a contract for providing administrative services for the Investment Funds. Pursuant to the terms of the contract each of the Investment Funds pays 0.50% per annum of average daily net assets plus a flat fee of $50,000 per annum, prorated among the Investment Funds, to RSC.

C.  Trustee Compensation. Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, or $400 for a telephonic meeting. The officers of the Trust are also officers of RSGroup® and its subsidiaries.

Each Trustee is eligible to participate in a non-qualified Code Section 457 unfunded deferred compensation plan (the "Plan"), which permits deferral of annual fees and meeting fees earned each calendar year up to the lesser of $15,500 or 100% of such fees. Compensation deferred is distributable in full upon retirement or earlier termination from services as a Trustee unless deferred to a later date in accordance with the Plan's provisions. Minimum distributions are required beginning as of the April 1st following attainment of age 70-1/2. Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

D.  Indemnifications. In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 4. SECURITIES TRANSACTIONS

A.  Securities Transactions Summary. The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2007:

	Purchases	Sales
Core Equity Fund	$44,604,194	$66,243,746
Value Equity Fund	201,146,732	140,455,819
Emerging Growth Equity Fund	36,203,388	45,900,281
International Equity Fund	45,759,585	53,677,594
Actively Managed Bond Fund	13,801,427	14,660,042
Intermediate-Term Bond Fund	5,607,327	5,949,617

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.  Unrealized Appreciation (Depreciation). For Federal income tax purposes, the aggregate cost and net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2007 for each of the Investment Funds was as follows:

	Aggregate Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Core Equity Fund	$102,595,023	$32,434,136	$34,134,390	$(1,700,254)
Value Equity Fund	106,669,021	4,173,568	9,267,300	(5,093,732)
Emerging Growth Equity Fund	58,441,372	7,503,670	10,414,576	(2,910,906)
International Equity Fund	64,017,198	18,908,960	20,276,987	(1,368,027)
Actively Managed Bond Fund	116,689,058	428,984	1,737,497	(1,308,513)
Intermediate-Term Bond Fund	30,397,083	(182,783)	182,066	(364,849)

C.  Securities Lending. The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2007. The cash collateral received was invested into repurchase agreements.

	Value of Securities Loaned	Value of Collateral
Core Equity Fund	$5,558,782	$5,626,900
Value Equity Fund	10,759,113	11,036,041
Emerging Growth Equity Fund	12,251,476	12,659,222
International Equity Fund	637,533	638,451
Actively Managed Bond Fund	951,017	976,357
Intermediate-Term Bond Fund	309,003	309,003

These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction is unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collateralized by cash or securities with a market value in excess of the Investment Funds' obligations under the contracts. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

D.  Commission Recapture Agreements. Under written commission recapture agreements, the Trust has asked each of its equity Investment Fund sub-advisers to direct a subset of security trades, subject to obtaining the best price and execution, to certain brokers. The portion of the commission that is recaptured is used solely to reduce the expenses of the respective equity Investment Fund that generated the commission. For the year ended September 30, 2007, these arrangements reduced the expenses of the Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds, by $5,759, $2,351, $17,620 and $2,823, respectively.

NOTE 5. POST-RETIREMENT BENEFITS

The Trust provides post-retirement medical, dental, life insurance and supplemental retirement benefits to a closed group of retirees on a noncontributory basis.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On May 3, 2007, each of the Investment Funds recorded a liability, effective as of October 1, 2006, relating to previously incurred post-retirement benefits. The recording of this liability reduced the net asset value of each Investment Fund by approximately 0.09% as follows:

	Reduction in Net Asset Value	Restated Net Asset Value Per Unit at October 1, 2006
Core Equity Fund	$124,208	$9.25
Value Equity Fund	97,924	11.29
Emerging Growth Equity Fund	55,471	8.63
International Equity Fund	69,164	15.94
Actively Managed Bond Fund	104,317	11.01
Intermediate-Term Bond Fund	27,343	9.16

The recording of this liability brings the Investment Funds into conformity with the provisions of SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" and is in accordance with the guidance set forth by the Securities and Exchange Commission ("SEC") under Staff Accounting Bulletin No. 108 ("SAB 108"), which requires the liability to be recorded as of the beginning of the fiscal year on the Investment Funds' financial statements for the year ending September 30, 2007. The amounts above were previously considered immaterial.

In addition, the Trust has adopted the provisions of SFAS No. 158, "Employers' Accounting for Defined Benefit and Other Post Retirement Plans".

Obligations and Funded Status

September 30, 2007
Change in Benefit Obligations
Benefit obligation at beginning of year	$1,035,268
Interest cost	58,806
Actuarial gain	(381,367)
Premiums/claims paid	(112,078)
Benefit obligation at end of year	600,629
Change in Plan Assets
Market value of plan assets at beginning of year	—
Employer contributions	112,078
Premiums/claims paid	(112,078)
Market value of plan assets at end of year	—
Funded Status at End of Year	$(600,629)

The liability for post-retirement benefits (Funded Status) is included in other accrued expenses on the accompanying Statements of Assets and Liabilities

No amounts have been recorded in Other Comprehensive Income as those amounts were deemed to be immaterial.

Components of Net Periodic Benefit Costs

Interest cost	$58,806
Amortization of unrecognized transition obligation	64,663
Amortization of unrecognized loss	47,292
Net periodic benefit cost	$170,761

The net periodic benefit costs and the related liability have been allocated among the Investment Funds in proportion to their relative net asset values.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Assumptions

Weighted average discount rate	6.125%
Assumed health care cost trend rates
Current medical trend rate	9.000%
Ultimate medical trend rate	3.750%
Year that the rate reaches the ultimate trend rate	2012

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease
Effect on post-retirement benefit obligation	$611,577	$590,419
Effect on interest cost	60,100	57,378

Plan Assets, Investment Policies and Strategies

The plan is an unfunded nonqualified plan, which is not anticipated to ever hold assets for investment. Any contributions made to the plan will be used to immediately pay plan benefits as they become due.

Cash Flows

Contributions

For the fiscal year ending September 30, 2008, the Trust expects to contribute $84,981 to the plan.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid.

Fiscal Year Ending September 30:
2008	$84,981
2009	82,959
2010	79,778
2011	75,553
2012	70,618
Years 2013-2017	268,459

NOTE 6. INVESTMENT RISKS

Equity Funds. Investing in mutual funds involves risk. The equity funds of the Trust (Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds) are subject to stock market risk. Stocks held by the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Emerging Growth Equity Fund typically invests in the stocks of smaller companies. Investing in such companies involves greater risk than investing in the securities of larger, more established companies, as they often have limited product lines, markets or financial resources, and may also be subject to less liquidity.

Non-U.S. Equities. The International Equity Fund and certain other of the Investment Funds invest in securities of foreign entities or securities denominated in foreign currencies that involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent an Investment Fund invests in companies in emerging market countries it is exposed to additional volatility. An Investment Fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Bond Funds. The bond funds of the Trust (the Actively Managed Bond and Intermediate-Term Bond Funds) are subject to several major types of risks that could cause the value of a bond fund to decline. These include credit risk (the chance that an issuer of a bond will default by failing to make either interest payments or to repay principal at maturity or that a bond will have its credit rating downgraded); interest rate risk (the decline in bond values as a result of a rise in interest rates); inflation risk (the chance that the value of an investment will be eroded with inflation, the increase in the cost of goods and services); and prepayment risk (the chance that a bond issuer will prepay it at a time when interest rates have declined).

NOTE 7. SUBSEQUENT EVENT

The Trust has a proposal pending with unitholders, to be addressed at the 2007 Annual Meeting, removing Individual Retirement Accounts and defined contribution plans as eligible investors in the Trust and redeeming all such units currently held. In addition, there is a second proposal allowing the Trustees to apply for termination of the Trust's registration under the Investment Company Act of 1940. In the proxy statement relating to these proposals, the Trust states that, if both proposals are approved, it intends to continue operations, offering services as a private investment company to its defined benefit plan participants.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Unitholders of
RSI Retirement Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RSI Retirement Trust (the "Trust", comprised of Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund) as of September 30, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended September 30, 2003, were audited by other independent auditors whose report dated November 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective funds constituting RSI Retirement Trust as of September 30, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
November 27, 2007

RSI Retirement Trust

OFFICERS AND SERVICE PROVIDERS (UNAUDITED)

OFFICERS

William Dannecker, President

Stephen P. Pollak, Esq., Executive Vice President, Counsel,
Secretary and Chief Compliance Officer

John F. Saunders, Executive Vice President

Stephen A. Hughes, Senior Vice President

G. Michael Morgenroth, Senior Vice President

William J. Pieper, Senior Vice President and Treasurer

Philip J. Adriani, Jr., Vice President and Anti-Money Laundering Compliance Officer

Veronica A. Fisher, Vice President and Assistant Treasurer

Jan M. Schultz, Ph.D., Vice President

Maureen Hamblin, First Vice President

Christopher Kabo, First Vice President

Cindy McDonald, First Vice President

Amy Morneweck, First Vice President

Regina Verzosa, First Vice President

Frank Castrofilippo, Second Vice President

Pedro Frias, Second Vice President

Catherine Roach, Second Vice President

CONSULTANTS

Actuarial—Retirement System Consultants Inc.

Administrative and Recordkeeping—Retirement System Consultants Inc.

INVESTMENT ADVISER

Retirement System Investors Inc.

SUB-ADVISERS

Batterymarch Financial Management, Inc.

DePrince, Race & Zollo, Inc.

Julius Baer Investment Management LLC

LSV Asset Management

Neuberger Berman Management Inc.

Northern Trust Investments, N.A.

RCM Capital Management LLC

Shay Assets Management, Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Anchin, Block & Anchin LLP

COUNSEL

Willkie Farr & Gallagher LLP

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED)

The following table gives background information about each member of the Trust's Board of Trustees ("Trustees") and its senior officers. The table separately lists Trustees who are Interested Persons of the Trust and those who are Independent Trustees. As of September 30, 2007, 75% of the Trustees are Independent Trustees. Trustees are Interested Persons of the Trust if they are Directors or officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup®") or by virtue of their executive positions with plan sponsors of plans of participation in the Trust that held an interest in RSGroup® stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017. Each member of the Board of Trustees oversees all six Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

Joseph R. Ficalora†	Trustee
Birth Date: August 12, 1946	Began Serving: 2002

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Chairman, President and Chief Executive Officer and a Director of New York Community Bancorp, Inc; Director of the Federal Home Loan Bank of New York; member of the Federal Reserve Bank Thrift Institutions Advisory Council; Past Chairman of the former Community Bankers Association of New York State and member of the Executive Committee; Director of the New York State Bankers Association and Metropolitan Area Division Chairman; Former President and Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; President of the Queens Library Foundation Board; Director of the Queens Chamber of Commerce and member of its Executive Committee; Director or Trustee of Queens College Foundation; Queensborough Community College Fund; Flushing Cemetery; Queens Borough Public Library; Forest Park Trust; and New York Hall of Science; and member of the Advisory Council of the Queens Museum of Art.

William A. McKenna, Jr.††	Trustee
Birth Date: December 26, 1936	Began Serving: 1998

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Chairman Emeritus, Ridgewood Savings Bank, Ridgewood, New York; Director of St. Vincent's Services; Director of Boys Hope Girls Hope; Director of Asset Management Fund; Director of Retirement System Group Inc.; Director of RSGroup Trust Company; Director of The Calvary Fund; Director of American Institute of Certified Public Accountants; Director of Irish Educational Development Foundation; Trustee of the Catholic University of America; Director of St. Aloysius School; Director of Trans Video Communications; and Member of New York Advisory Committee for All Hallows College.

  †  Mr. Ficalora is an Interested Person of the Trust because he is an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup® stock.

  ††  Mr. McKenna is an Interested Person of the Trust because he is a Director of RSGroup®.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES

Herbert G. Chorbajian	Trustee
Birth Date: September 4, 1938	Began Serving: 1994

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Director of Charter One Financial, Inc. from November 1998 to September 2004 and Vice Chairman from November 1998 to June 2003; Chairman and Chief Executive Officer from October 1990 and President and Director from June 1985 to November 1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to November 1998; Director or Trustee of the Northeast Health Foundation, Inc.; the Albany Cemetery Association; and Empire State Certified Development Corp.

Thomas F. Collins	Trustee
Birth Date: July 31, 1943	Began Serving: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Principal of Collins & Associates Inc. since 2005; Principal of HAS Associates Inc. from 1990 to 2004; Director of South Shore Mental Health Center, Quincy Mass, since 1984.

Candace Cox	Trustee
Birth Date: August 26, 1951	Began Serving: 1992

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Trustee, American Red Cross National Endowment; Director, National Association of Corporate Directors; Managing Director, Emerald Capital Advisors, LLC; formerly President and Chief Investment Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998; previously Principal Investment Officer, City of New York.

James P. Cronin	Trustee
Birth Date: June 10, 1945	Began Serving: 1997

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; President, Treasurer and Chief Executive Officer of Dime Bank, Norwich, Connecticut; Director or Trustee of Norwich Free Academy; St. Jude Common; John S. Blackmar Fund; W.W. Backus Hospital; RSGroup Trust Company; and Integrated Day Charter School Foundation.

Joseph L. Mancino	Trustee
Birth Date: July 20, 1937	Began Serving: 2000

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Retired Director of New York Community Bancorp, Inc.; formerly Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy Scouts of America; Interfaith Nutrition Network; Winthrop Hospital; and SBLI USA.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES (CONTINUED)

Raymond L. Willis	Trustee
Birth Date: January 12, 1936	Began Serving: 1985

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; private investments; Chairman, U.T.C. Pension Trust, Ltd.; President, U.T. Insurance Ltd.; Director of Association of Private Pension and Welfare Plans; and Trustee of Employee Benefits Research Institute.

SENIOR OFFICERS

William Dannecker	President
Birth Date: December 5, 1939	Began Employment: 1968

Principal Occupation(s) During Past 5 Years and Other Directorships Held

President of the Trust; Trustee from May 1987 to March 2004 and from January 2005 to December 2005; Chairman of the Board of Directors of Retirement System Group Inc.; Director of Retirement System Investors Inc.; Director of Retirement System Consultants Inc.; Director of Retirement System Distributors Inc.; Director of RSG Insurance Agency Inc.; and Chairman of the Board of Directors, President and Chief Executive Officer of RSGroup Trust Company.

William J. Pieper	Senior Vice President and Treasurer
Birth Date: October 30, 1951	Began Employment: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Senior Vice President and Treasurer of the Trust; Senior Vice President, Trust Services of Retirement System Group Inc.; Senior Vice President, Trust Services of RSGroup Trust Company; formerly Vice President, Manager of Fiduciary Services, People's Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak	Executive Vice President, Counsel, Secretary and Chief Compliance Officer
Birth Date: August 27, 1945	Began Employment: 1986

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Executive Vice President, Counsel, Secretary and Chief Compliance Officer of the Trust; Director, Executive Vice President, Counsel and Secretary of Retirement System Group Inc.; Director, Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice President, Secretary and Chief Compliance Officer of Retirement System Distributors Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.; Director and President of RSG Insurance Agency Inc.; Director, Executive Vice President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The Multi-Bank Association of Delaware, Newark, Delaware.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

On September 27, 2007, the Trustees, including the Independent Trustees, approved the continuation of the Trust's Investment Advisory Agreements with RSI with respect to each Investment Fund for an additional one-year period. In approving the continuation of the Trust's Investment Advisory Agreements, the Trustees, including the Independent Trustees, reviewed and considered: (i) the reasonableness of the advisory fees in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (ii) the Investment Funds' investment performance compared to selected peer groups, and to appropriate indices or combination of indices; (iii) the nature, quality, cost and extent of administrative and shareholder services performed by RSI and affiliated companies; (iv) the Investment Funds' expense ratios, and expense ratios of similar funds; (v) economies of scale; (vi) the terms of the Investment Advisory Agreements; and (vii) the overall organization of RSI, as well as RSI's profitability and financial condition.

In making their determination regarding the nature and quality of RSI's services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by RSI's research teams. The Trustees received reports prepared by RSI, showing comparative fee and performance information of the Investment Funds and peer groups, and rankings within the relevant categories. The Trustees compared performance to previously agreed upon performance measures, including those of Lipper Inc., an independent provider of mutual fund data. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Investment Fund, and with respect to those Investment Funds with rankings below the second quartile in its category (Emerging Growth and Value Equity Funds), the measures taken to achieve improved performance in the future.

With respect to administrative services, the Trustees considered statistical analyses prepared by RSI, staffing, and the resources of RSI and its affiliates in executing the services. The Trustees analyzed the structure and duties of RSI's accounting, operations, legal and compliance departments. The Trustees reviewed each Investment Fund's expense ratio, and where applicable, the Trustees considered that the Investment Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale.

With respect to RSI's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered RSI's relationships with its affiliates and the resources available to them. The Trustees noted that each of the Investment Funds is managed by one or more sub-advisers, and RSI does not derive any benefit from soft dollar arrangements with respect to portfolio transactions of the Investment Funds.

Based on their evaluation of all material factors, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Agreements with RSI should be continued.

On September 27, 2007, the Trustees, including all of the Independent Trustees, also reviewed, considered and approved continuation of the Sub-advisory Agreements with respect to each of the applicable Investment Funds for an additional one-year period. In approving each of the Sub-advisory Agreements, the Trustees considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by each of the sub-advisers; the amount and structure of each sub-adviser's fees generally and the fees payable under each Sub-advisory Agreement; comparative fee information of the Investment Funds and representative peer groups; each Investment Fund's investment performance compared to selected peer groups, including those of Lipper Inc. and to an appropriate combination of indices; economies of scale; the terms of the Sub-advisory Agreements; and the management personnel and operations of each of the sub-advisers. As noted above, the materials provided to the Trustees by RSI contained comparative fee, performance and ranking information. The Trustees also considered the level of assistance and diligence provided by each sub-adviser with respect to compliance and other matters and that the sub-advisory fees are paid by RSI and not by the Investment Funds.

The Trustees considered that potential benefits to the sub-advisers and their affiliates as a result of their relationship with the Investment Funds might include brokerage commissions received by affiliates of the sub-advisers, and the sub-advisers' ability to use soft dollar credits. The Trustees also noted that no sub-adviser is affiliated with RSI and concluded that the level of profitability of sub-advisers should not be a controlling factor, given that the sub-advisory fees were negotiated at arm's length and that all the sub-advisers were paid by RSI and not by the Trust.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

In addition, the Trustees were advised by Trust management that the Codes of Ethics of the adviser and sub-advisers contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by each Investment Fund's personnel in connection with their personal transactions in securities held or acquired by the respective Investment Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the continuation of the Sub-advisory Agreements was in the best interests of each Investment Fund and its unitholders.

PROXY VOTING GUIDELINES

The Trust's proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-772-3615; or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017; and (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust provides a complete list of each Investment Fund's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the RSI Retirement Trust's semi-annual and annual reports to unitholders. For the first and third quarters, the RSI Retirement Trust files the lists with the SEC on Form N-Q. Unitholders can find the RSI Retirement Trust's Form N-Q on the SEC's website at www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Trust's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615, or on the SEC's website at www.sec.gov.

DESCRIPTIONS OF INDEXES AND LIPPER PEER GROUP CLASSIFICATIONS

General—An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

S&P 500® Index—The index is a market-capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total domestic equity market.

Russell 1000® Growth Index—An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index—An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index—An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $0.90 billion on September 30, 2006).

MSCI EAFE® Index—An index that is a free-float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Lehman Brothers U.S. Aggregate Bond Index—This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years).

Lehman Brothers Intermediate U.S. Government Index—This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years.

Lipper Large-Cap Growth Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, generally those that are considered to be undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Small-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper International Large-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper General U.S. Government Funds— This is a fixed-income fund classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in U.S. government and agency issues.

Lipper Short-Intermediate U.S. Government Funds—This is a fixed-income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant’s Board of Trustees has designated Trustee James P. Cronin as the audit committee’s financial expert (“ACFE”). After evaluating Mr. Cronin’s financial expertise as President, Treasurer, and Chief Executive Officer of Dime Bank, Norwich, Connecticut, the Board concluded that Mr. Cronin be added to the audit committee as an ACFE. Mr. Cronin is an “independent” member of the Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2006 - $149,000

2007 - $161,250

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2006 - $0

2007 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2006 - $0

2007 - $0

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2006 - $0

2007 - $0

(e)           (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee reviews all matters involving the Trusts independent accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee. All services provided to the Trust by independent accountants are pre-approved by the audit committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2006 - $0

2007 - $23,363

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has reviewed the non-audit services provided by the Trusts independent accountants to the Trust’s investment adviser and entities under common control with the investment adviser and has determined that providing such services is compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.    Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RSI Retirement Trust

By (Signature and Title)*	/s/ William Dannecker
William Dannecker, President

Date	12/ 7 /07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Dannecker
William Dannecker, President

Date	12/ 7 /07

By (Signature and Title)*	/s/ William J. Pieper
William J Pieper, Treasurer

Date	12/ 7 /07

* Print the name and title of each signing officer under his or her signature.